                                                                   Exhibit 10.33

                               ONE OVERLOOK POINT

                          LINCOLNSHIRE CORPORATE CENTER



                                  OFFICE LEASE


                                     BETWEEN

                        AMERICAN NATIONAL BANK AND TRUST
                 COMPANY OF CHICAGO, ILLINOIS, as Trustee under
                     Trust Agreement dated December 5, 1986
                          known as, Trust No. 100792-00

                                    LANDLORD

                                       AND

                                HEWITT ASSOCIATES

                                     TENANT

                                       FOR

                                     SUITES

                         140, 260, 300, 400, 500 AND 600

                               DATED: May 15, 1989

                                TABLE OF CONTENTS
                                -----------------

SCHEDULE OF SIGNIFICANT TERMS ..............................................   1
SUPPLEMENTAL PROVISIONS ....................................................   4
S.1. Identification ........................................................   4
S.2. Storage Space .........................................................   4
S.3. Recording .............................................................   4
S.4. Right to Approve Retail Leases ........................................   5
S.5. First Offer Space .....................................................   5
S.6. Option to Extend Lease ................................................   7
S.7. Prevailing Market Rental ..............................................   7
S.8. Lease Term Adjustment .................................................   8
1.   Base Rent .............................................................   1
2.   Additional Rent .......................................................   1
3.   Use of Premises .......................................................   8
4.   Prior Occupancy .......................................................  10
5.   Delivery of Possession ................................................  10
6.   Alterations ...........................................................  10
7.   Services ..............................................................  11
8.   Condition and Care of Premises ........................................  14
9.   Return of Premises ....................................................  16
10.  Holding Over ..........................................................  17
11.  Rules and Regulations .................................................  17
12.  Rights Reserved to Landlord ...........................................  17
13.  Assignment and Subletting .............................................  19
14.  Waiver of Certain Claims; Indemnity by ____________ ...................  22
15.  Damage or Destruction by Casualty .....................................  23
16.  Eminent Domain ........................................................  25
17.  Default; Landlord's Rights and Remedies ...............................  25
18.  Subordination .........................................................  29
19.  Mortgagee Protection ..................................................  30
20.  Subrogation and Insurance .............................................  30
21.  Nonwaiver .............................................................  32
22.  Estoppel Certificate ..................................................  32
23.  Tenant Authority to Execute Lease .....................................  32
24.  Real Estate Brokers ...................................................  32
25.  Notices ...............................................................  33
26.  Miscellaneous .........................................................  33
27.  Landlord's Authority and Quiet Enjoyment ..............................  34
28.  Landlord ..............................................................  35
29.  Title and Covenant Against Liens ......................................  35
30.  Parking ...............................................................  35
31.  Exculpatory Provisions ................................................  35

                     LEASE with HEWITT ASSOCIATES ("Tenant")

         on Premises at One Overlook Point Lincolnshire Corporate Center
                             Lincolnshire, Illinois

     This Lease made as of the Date of Lease set forth in the following Schedule (the "Schedule"), by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, ILLINOIS, not personally, but as Trustee under Trust Agreement dated December 5, 1986 and known as Trust No. 100792-00 ("Landlord") acting herein through its agent Van Vlissingen and Co. and the Tenant identified immediately above.

                          SCHEDULE OF SIGNIFICANT TERMS

     For purposes of this Lease, the terms set forth below shall have the meanings or be assigned the amounts as follows:

Date of Lease:                          May 15, 1989
--------------                         --------------------------------------

Base Rent (annual amount)                                     Base Rent                Monthly
---------
and Monthly Base Rent:                  Period             (Annual Amount)            Base Rent
---------------------                   ------             ---------------            ---------
                                   6/1/89 - 6/30/89       $1,202,873.76             $100,239.48
                                   7/1/89 - 7/14/89       $1,688,459.58             $ 69,388.75
                                   7/15/89 - 7/31/89      $2,766,530.00             $128,852.08
                                   8/1/89 - 5/31/90       $2,766,530.00             $230,544.17
                                   6/1/90 - 5/31/91       $2,821,009.36             $235,084.11
                                   6/1/91 - 5/31/92       $2,876,578.31             $239,714.86
                                   6/1/92 - 5/31/93       $2,933,258.63             $244,438.22
                                   6/1/93 - 5/31/94       $2,991,072.57             $249,256.05
                                   6/1/94 - 5/31/95       $3,050,042.78             $254,170.23
                                   6/1/95 - 5/31/96       $3,110,192.39             $259,182.70
                                   6/1/96 - 5/31/97       $3,171,545.00             $264,295.42
                                   6/1/97 - 5/31/98       $3,234,124.66             $269,510.39
                                   6/1/98 - 5/31/99       $3,297,955.91             $274,829.66
                                   6/1/99 - 5/31/00       $3,363,063.79             $280,255.32
                                   6/1/00 - 5/3/01        $3,429,473.83             $280,255.32
                                   6/1/01 - 5/3/02        $3,497,212.07             $291,434.34
                                   6/1/02 - 5/3/03        $3,566,305.07             $297,192.09
                                   6/1/03 - 5/3/04        $3,636,779.93             $303,064.99

Commencement Date:                 June 1, 1989, subject to the provisions of
                                   Section 5 of the Lease

Expiration Date:                   May 31, 2004, subject to the provisions of
                                   Section S.8 of the Lease, or such earlier date as this Lease is terminated as provided herein.

Building:                            The improvements commonly known as One
                                     Overlook Point, Lincolnshire Corporate
                                     Center, Lincolnshire, Illinois. The
                                     Building is constructed on the Real
                                     Property legally described in Rider C
                                     attached hereto and incorporated herein by reference.

Premises:                            Those certain premises outlined on the
                                     floor plan attached hereto as Exhibit A, on the 1st through 6th floor(s) of the Building, known as Suites 140, 260, 300,
                                     400, 500 and 600.

Tenant's Proportionate Share:        80.36% based on Tenant's occupancy of
                                     170,248 square feet and a total rentable area of 211,863 square feet)

Base CPI Amount:                     $ -0

Expense Stop Amount:                 $ -0

Tax Stop Amount:                     $ -0

CPI Adjustment Dates:                N/A

Initial CPI Adjustment Date:         N/A

Additional CPI Adjustment            N/A
Date(s):

Security Deposit:                    $ None

Parking Spaces                       10 reserved interior spaces, 20 reserved
(Maximum):                           exterior spaces, and 582 unreserved
                                     exterior spaces.

Broker:                              Van Vlissingen and Co.

Tenant's Address for Notices:        Hewitt Associates
                                     100 Half Day Road
                                     Lincolnshire, IL 60015

Tenant's Authorized Representative:  Mr. Jerry R. Westwood


Guarantor (if any):                  None

Attachments to Lease (check if applicable):

            Guaranty                    ____


            Workletter                   X
                                        ----

           Attachment(s) to Workletter    X
                                        -----

           Rider A:                       X    (Rules and Regulations)
                                        -----
           Rider B:                       X    (Cleaning Schedule)
                                        -----

                             SUPPLEMENTAL PROVISIONS

S.1. IDENTIFICATION.

     (a) Lobby Identification; Directory. Sufficient space shall be provided under Tenant's name on the existing Building Directory for the names of all its partners and managers, whose offices are located in the Building, which names shall be listed alphabetically.

     (b) Standard Graphics. Tenant shall have the right to use its standard graphics on the entrance to any of its full floor space and on the entrance to any of its space on any multi-tenant floor in the Building. In the event Tenant changes its standard graphics, Landlord reserves the right to approve any graphics for entrances on Tenant's spaces which are located on multi-tenant floors, such approval not to be unreasonably withheld or delayed.

     (c) Exterior Signs. Landlord grants to Tenant the right to display one (1) ground mounted sign on the grounds, of the Building, indicating its occupancy in the Building. The precise design and location of such signage shall be in accordance with the Lincolnshire Corporate Center signage criteria and shall be subject to the approval of Landlord (which approval shall not be unreasonably withheld or delayed) and the approval of the Village of Lincolnshire. The cost of signage, as well as the cost of installation and ultimate removal, shall be the sole responsibility of Tenant.

     As long as Tenant occupies at least 150,000 square feet of rentable area in the Building, Tenant shall have the right to approve or disapprove any requests for exterior signage from any other tenant or other party which submits such request to Landlord. All signage shall conform to the Declaration of Protective Covenants of the Lincolnshire Corporate Center.

S.2. STORAGE SPACE.

     Tenant shall have the right at any time during the term of this Lease to lease storage space in the basement of the Building, provided such space is available in the Building at the time Tenant makes a written request to Landlord. The annual base rent of the storage space lease shall be an amount equal to the product of the number of square feet in such space and the prevailing market rental (as defined in Section S.7(a) herein) for storage space. Landlord shall not supply any services to the storage space.

S.3. RECORDING.

     Landlord and Tenant agree that they will jointly execute, concurrently with the execution of this Lease, a short form Memorandum of Lease. Tenant shall have the right to record such short form Memorandum of Lease at Tenant's expense. Upon expiration or termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord for recording those documents necessary or appropriate to evidence termination of the Lease in such form as reasonably requested by Landlord, Landlord's lender or the title company to insure the validity of such termination.

S.4. RIGHT TO APPROVE RETAIL LEASES.

     Tenant shall have the right to approve any retail leases in the Building other than on the ground floor and any government offices in the Building, entered into after the date hereof, unless such governmental offices would not unreasonably interfere with the operation of Tenant's business. Tenant further agrees however, that it will not unreasonably withhold its consent to any such retail lease.

S.5. FIRST OFFER SPACE.

     (a) Subject to the provisions of this Section 5.5, Landlord shall not lease any portion of the Building ("First Offer Space") unless Landlord shall notify Tenant in writing ("First Offer Notice") of (A) the rentable area and location of such space proposed to be leased, (B) the prevailing market rental for such space, and (C) the proposed commencement date (the "First Offer Space Occupancy Date") for the lease of such space. Landlord agrees that the First Offer Space Occupancy Date for any such space shall occur not earlier than ninety (90) days after the end of Tenant's Refusal Period (as hereinafter defined) for such space. Upon receipt of a First Offer Notice, Tenant may, within thirty (30) consecutive days thereafter ("Refusal Period") by written notice given to Landlord, elect to exercise its option to lease the space described in Landlord's First Offer Notice. Tenant's notice shall also specify whether or not Tenant agrees with Landlord's determination of the prevailing market rental for such space and failure to so specify shall be deemed Tenant's acceptance of Landlord's determination of the prevailing market rental. If Tenant does not exercise its option to lease the space described in any First Offer Notice, then Landlord shall be free to lease such space on any terms and conditions.

     (b) Tenant's rights under this Section S.5 are subject to the following conditions:

         (i) Tenant's rights to lease First Offer Space shall not apply to any leasing of space during the last three (3) years of the initial Term unless (A) Tenant has exercised or simultaneously exercises its right to extend the Lease pursuant to Section S.6 herein, or (B) if Tenant does not exercise its right to extend the initial Term pursuant to Section S.6, Tenant shall agree that the term of this Lease as to such First Offer Space shall be a period equal to the term contained in Landlord's First Offer Notice but in no event shall such term be greater than five (5) years;

          (ii) Tenant's rights to lease First Offer Space shall not apply to any leasing of space during the last three (3) years of the first extension term unless (A) Tenant has exercised or simultaneously exercises its right to extend the Lease for the second extension term pursuant to Section S.6 herein, or (B) if Tenant does not extend the term for the second extension term pursuant to Section S.6 herein, Tenant shall agree that the term of this Lease as to the First Offer Space shall be a period equal to the term contained in Landlord's First Offer Notice but in no event shall such term be greater than five (5) years;

          (iii) Tenant's rights to lease First Offer Space shall not apply to any leasing of space during the last three (3) years of a second extension term unless Tenant shall agree that the term of this Lease as to the First Offer Space shall be a period equal to the term contained in Landlord's First Offer Notice but in no event shall such term be greater than five (5) years;

          (iv) Tenant's rights to lease First Offer Space shall not apply to any leasing of space to an existing tenant of the Building pursuant to an option to lease such space granted to said tenant either during a period in which Tenant did not have a right under this Section S.5 to lease such space or after Tenant failed to exercise its option under this Section S.5 to lease such space;

          (v) Tenant's rights to lease First Offer Space shall not apply after Tenant has subleased fifty percent (50%) or more of the Premises or assigned this Lease other than pursuant to transactions described in
     Section 13(d) not requiring Landlord's consent;

          (vi) Tenant's rights to lease First Offer Space shall not apply if Tenant is then in Default under this Lease or this Lease or Tenant's possession of the Premises has been terminated.

     (c) If Tenant has exercised an option pursuant to this Section S.5 to lease First Offer Space, then, effective as of the First Offer Space Occupancy Date and provided this Lease is then in full force and effect and Tenant is not in Default, said First Offer Space shall be included in the Premises and shall be subject to all of the terms, conditions, and provisions of this lease, except as follows:

          (i) the rentable area of the Premises shall be increased by the rentable area of the portion of the First Offer Space so leased;

          (ii) the Tenant's Proportionate Share for such space shall be the percentage derived by dividing the rentable square feet of said First Offer Space so included in the Premises by the rentable area of the office space in the Building (to the extent that Tenant's Proportionate Share is a factor used in a component of Rent described in Section S.5(c)(iii));

          (iii) the Base Rent for the term of demise of such First Offer Space shall be equal to the prevailing market rental as determined by Landlord, multiplied by the rentable area of the First Offer Space so included in the Premises;

          (iv) the term of the demise covering such portion of the First Offer Space shall commence on the First Offer Space Occupancy Date and shall expire concurrently with the Term of this Lease, unless Tenant desires to exercise its First Offer Space Option during the last three (3) years of the initial Term, first extension term, or second extension term, and Landlord and Tenant agree to extend the term of this Lease only as to such First Offer Space for a period equal to the term contained in Landlord's First Offer Notice but in no event shall such term be greater than five (5) years.

     (d) Landlord shall not be required to make any improvements to the First Offer Space. Such space is to be leased "as is".

     (e) Landlord and Tenant shall enter into a written supplement to this Lease confirming the terms, conditions, and provisions applicable to the First Offer Space as determined in accordance with the provisions of this Section S.5.

S.6. OPTION TO EXTEND LEASE.

     Provided Tenant is not in material default of this Lease at the time such options are exercised, Tenant shall have options to extend the term of this Lease for two (2) additional five (5) year terms. Any additional term shall commence on the day next following the prior term and shall end on the fifth anniversary of the prior term's expiration date. Tenant shall give notice of its intent to extend the Lease not later than one year prior to the expiration of the initial term or one year prior to the previous extension term (if Tenant has extended the Lease for the first (1st) additional five (5) year term).

     Base Rent for the first year of the first extension term shall be the previous year's Base Rent plus two percent (2%). Base Rent for the 2nd, 3rd, 4th, and 5th year of the first extension term shall be the first year's Base Rent, increased by two percent (2%) each year.

     Base Rent for the first year of the second extension term shall be the greater of (i) the previous year's Base Rent plus two percent (2%) or (ii) the prevailing market rental. Base Rent for the 2nd, 3rd, 4th and 5th year of the second extension term shall be the first year's Base Rent (excluding the credit discussed below) as determined above, increased by two percent (2%) each year. Notwithstanding the foregoing, if the Base Rent for the first year of the second extension term is the prevailing market rental, Tenant shall be given a credit equal to ten percent (10%) of the Base Rent for such first year.

S.7. PREVAILING MARKET RENTAL.

     (a) For purposes of this Lease, the "prevailing market rental" shall be the market rental actually obtained (i.e., payable) under negotiated leases for space comparable in size, location and degree of improvements to be or included in the space in question (to the extent that rental rates actually obtained in the Building vary with size, location or degree of improvements) and for the length of term comparable to the term of the lease in question. The prevailing market rental shall be determined by taking into consideration (i) comparable fact situations in the Building occurring during the past twelve (12) month period or any more recent relevant period (including, without limitation, the relevant terms of any other signed leases made within said period) and (ii) the market rental for comparable space in first-class, non-institutional office buildings in the north suburban Chicago area comparable in age and condition to the Building. The prevailing market rental shall consist of (i) a rental rate per rentable square foot net of Other Prevailing Market Rental Terms (as hereinafter defined) ("Prevailing Net Market Rental Rate") and (ii) such other items, if any, included in market rental terms including, for example, rent concessions such as rental abatements, construction allowances, and other concessions, periodic adjustments or additions to a fixed annual rent based on a share of Building taxes and operating expenses (such as Tax Adjustment and Expense Adjustment), periodic increases in rent to adjust for inflation and other then prevailing rental related financial terms, conditions and components of rent (herein called "Other Prevailing Market Rental Terms").

     (b) The "prevailing market rental" shall be determined by Landlord unless objected to by Tenant within thirty (30) days, in which case it will be determined by appraisal. If determined by appraisal, then the following procedure shall be followed: Not later than ten (10) days ("Election Period") after Tenant elects to have the prevailing market rental determined by appraisal, each of the parties shall, within ten (10) days following the expiration of the Election Period, appoint an appraiser and the two appraisers shall, within ten (10) days following their appointment, jointly appoint a third appraiser. All three appraisers so appointed shall determine, by way of the average of all three prevailing market rental opinions, the prevailing market rental of the Premises. Should either Landlord or Tenant fail to appoint an appraiser within such ten (10) day period, then the one appraiser appointed shall determine such market rental which shall constitute the Rent to be paid for the Term as prevailing extended pursuant to Section S.6 and the following paragraph shall be deemed inoperative. If neither party shall appoint an appraiser within such ten (10) day period or if the one appraiser appointed shall fail to determine such prevailing market rental within forty (40) days of the expiration of the Election Period, either of such events shall constitute a termination of Tenant's right to extend the term of this Lease pursuant to Section S.6 herein.

     If the two appraisers shall be unable to agree upon a third appraiser within said ten (10) day period, upon application of either party hereto and written notice to the other party, the third appraiser shall be selected within twenty (20) days of such application by the senior judge of the United States District Court of the northern district of Illinois and exercising substantial similar jurisdiction, which selection had been duly made by the parties entitled to appoint such third appraiser, and the person so selected shall thereupon act as the third appraiser. Any cost or expense of appointing the third appraiser by said senior judge shall be borne equally by Landlord and Tenant.

     Upon the determination of the prevailing market rental by such appraiser(s) as set forth in either of the two preceding paragraphs, the appraiser(s) shall notify Landlord and Tenant of such prevailing market rental (such notice being hereinafter referred to as the "Valuation Notification") and the average of the values reported by each appraiser(s) shall constitute the Rent during the Term as extended. The Valuation Notification shall be deemed given by the appraiser(s) if given to Landlord and Tenant in accordance with Section 26 of this Lease.

S.8. LEASE TERM ADJUSTMENT.

     Notwithstanding anything in this Lease to the contrary, in the event Landlord receives a commitment to provide permanent financing at a rate less than ten and a half percent (10.5%) or an appraisal of the Building totaling less than $36,000,000.00 at the time Landlord obtains permanent financing for the Building, the Term of this Lease shall be the lesser of (i) fifteen (15) years and (ii) the greater of (A) the maximum term that will allow Tenant to account for the Lease as an operating lease under Generally Accepted Accounting Principles and (B) twelve (12) years.

                                   WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby accepts the Premises, for a term (herein called the "Term") commencing on the commencement Date and ending on the Expiration Date, paying as rent therefor the sums hereinafter provided, without any setoff, abatement, counterclaim, or deduction whatsoever, except as herein expressly provided.

     IN CONSIDERATION THEREOF, THE PARTIES HERETO COVENANT AND AGREE:

     1. Base Rent. Subject to periodic adjustment as hereinafter provided, Tenant shall pay an annual base rent (herein called "Base Rent") to Landlord for the Premises in the amount stipulated in the Schedule, payable in monthly installments (herein called "Monthly Base Rent") in the amount stipulated in the Schedule, in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter of the Term, and at the same rate prorated for fractions of a month if the Term shall begin on any date except the first day, or shall end on any day except the last day of a calendar month. Base Rent, Additional Rent (as hereinafter defined), Additional Rent Progress Payment (as hereinafter defined) and all other amounts becoming due from Tenant to Landlord herein (herein collectively called the "Rent") shall be paid in lawful money of the United States to One Overlook Point at its office as designated in Section 26 hereof, or as otherwise designated from time to time by written notice from Landlord to Tenant. The obligation to pay Rent hereunder is independent of each and every other covenant and agreement contained in this Lease.

     2. Additional Rent. In addition to paying the Base Rent specified in
Section 1 hereof, Tenant shall pay as additional rent the amounts determined in accordance with the following provisions of this Section 2 (herein called "Additional Rent"):

        (a) Definitions. As used in this Lease:

            (i) "Adjustment Date" shall mean the first day of the Term and each January 1 thereafter falling within the Term.

            (ii) "Adjustment Year" shall mean each calendar year during which an Adjustment Date falls.

            (iii) "Expenses" shall mean and include those costs and expenses paid or incurred by Landlord in connection with the ownership, operation, management, and maintenance of the Building and the land on which the Building is situated in a manner deemed reasonable by Landlord and appropriate and for the best interests of the Building and the tenants in the Building, including, but not limited to, the following:

                  (A) All costs and expenses directly related to the Building for operating and cleaning tenant, common and public areas, for utilities, for the payment of salaries and fringe benefits for personnel of the grade of building manager and below, for removing snow, ice, and debris, and costs of property, liability, rent loss, and other insurance;

                    (B) All costs and expenses of replacing paving, curbs,.
               walkways, landscaping (including replanting and replacing flowers and other plantings), common and public parking and lighting facilities in the Building and the areas immediately adjacent thereto excepting dedicated roadway improvements;

                    (C) Electricity for lighting the common and public areas and for running the elevators and other building equipment and systems, fuel and water used in heating, ventilating, and air-conditioning of the Building and water for drinking, lavatory and toilet purposes;

                    (D) Maintenance of mechanical and electrical equipment,
               including heating, ventilating and air-conditioning equipment in the Building, but excluding capital expenditures (except as set forth in (H) below) which under generally accepted accounting principles are required to be capitalized;

                    (E) Window cleaning and janitor and cleaning service,
               including janitor and cleaning equipment and supplies for tenant, common and public areas;

                    (F) Maintenance of elevators, alarm, and security systems, rest rooms, sprinklers, and plumbing systems, lobbies, hallways, and other common and public areas of the Building;

                    (G) A management fee for the managing agent of the Building at actual cost not to exceed four percent (4%) of Landlord's gross receipts from operation of the Building;

                    (H) The cost of any capital improvement made at any time,
               whether before or after the Date of Lease, which reduces some of the costs included within Expenses or which is required under any governmental laws, regulations, or ordinances which were not applicable to the Building at any time prior to the Commencement Date, amortized on an annual basis to the extent of the annual savings effected by such capital improvement or equipment (in accordance with general accepted accounting principles); and

                    (I) Legal and other professional expenses incurred in
               respect of the operation, use, occupation, or maintenance of the Building and in seeking or obtaining reductions in and refunds of Taxes, but excluding legal costs in leasing space, lease terminations or incurred in disputes with tenants.

                    (J) Common area maintenance and other costs allocable to the
               Building under the Declaration of Protective Covenants for Lincolnshire Corporate Center (Unit III) applicable to the Building.

               (K) Expenses shall not include the following: costs or other items included within the meaning of the term "Taxes" (as hereinafter defined); costs of capital improvements to the Building (except as set forth in H above); depreciation; expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, advertising expenses, and expenses of renovating space for tenants); interest or amortization payments on any mortgage or mortgages; rental under any ground or underlying lease or leases; wages, salaries, or other compensation paid to any executive employees above the grade of building manager; wages, salaries, or other compensation paid for clerks or attendants in concessions or newsstands operated by the Landlord; the cost of correcting defects (latent or otherwise) which arise within one (1) year after initial construction of the Building in the construction of the Building, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear shall not be deemed defects; the cost of installing, operating, and maintaining a specialty improvement, including, without limitation, an observatory, or broadcasting, cafeteria, or dining facility, or athletic, luncheon, or recreational club; any cost or expense representing an amount paid to a related entity which is in excess of the amount which e would be paid in the absence of such relationship; and any expenditures for which Landlord has been reimbursed (other than pursuant to rent adjustment, escalation, or additional rent provisions in leases).

          Notwithstanding the foregoing provisions of this Section 2(a)(iii), for any Adjustment Year in which the aggregate usable office space of the Building has not been one hundred percent (100%) occupied during the entire Adjustment Year, Expenses shall include any expenses which Landlord shall reasonably determine would have been incurred had the Building been one hundred percent (100%) occupied.

          (iv) "Taxes" shall mean all real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes (other than personal property replacement income taxes) or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of the real estate taxes or other ad valorem taxes), which may now or hereafter be levied, imposed or assessed against the Building or the land on which the Building is located (the "Land"), or both. The Building and the Land are herein collectively called the "Real Property."

     Notwithstanding the foregoing provisions of this Section 2(a)(iv):

               (A) If at any time during the Term of this Lease the method of taxation then prevailing shall be altered so that any new tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon

               Landlord in addition to, or in place or partly in place of any such Taxes, or contemplated increase therein, and shall be measured by or be based in whole or in part upon the Real Property or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, imposed, or assessed against real property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

                      (B) Notwithstanding the year for which any such taxes or
               assessments are levied, (i) in the case of special taxes or special assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon (but not including penalty interest), paid during a calendar year shall be included in Taxes for that year and (ii) if any taxes or assessments payable during any calendar year shall be computed with respect to a period in excess of twelve calendar months, but not to exceed thirteen calendar months, then taxes or assessments applicable to the excess period shall be included in Taxes for that year. Except as provided in the preceding sentence, for purposes of this Section 2, all references to Taxes "for" a particular year shall be deemed to refer to taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable.

                      (C) Taxes shall also include any personal property taxes
               (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Real Property or the operation thereof and located at the Building.

               (v) "Tenant's Proportionate Share" shall mean the percentage stipulated in the Schedule which is the percentage obtained by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

               (vi-x) [Intentionally Omitted]

               (xi) "Additional Rent" shall mean all amounts determined pursuant to this Section 2, including any amounts payable by Tenant to Landlord on account thereof.

     (b) Computation of Additional Rent. Tenant shall pay Additional Rent for each Adjustment Year determined as hereinafter set forth. Additional Rent payable by Tenant with respect to each Adjustment Year during which an Adjustment Date falls shall include the following amounts:

          (i) the amount by which Tenant's Proportionate Share, multiplied by the Expenses for such Adjustment Year exceeds the Expense Stop Amount stipulated in the Schedule (said excess being called the "Expense Adjustment"); plus

          (ii) the amount by which Tenant's Proportionate Share, multiplied by the Taxes for such Adjustment Year exceeds the Tax Stop Amount stipulated in the Schedule (said excess being called the "Tax Adjustment"); plus

     (c) Payments of Additional Rent; Projections. Tenant shall pay Additional Rent to Landlord in the manner hereinafter provided.

               (i) Expense Adjustment and Tax Adjustment. Tenant shall make payments on account of the Expense Adjustment and Tax Adjustment (the aggregate of such payments with respect to any Adjustment Year being called "Additional Rent Progress Payment") effective as of the Adjustment Date for each Adjustment Year as follows:

                   (A) Landlord may, prior to each Adjustment Date or from time to time during the Adjustment Year in which such Adjustment Date falls, deliver to Tenant a written notice or notices ("Projection Notice") setting forth (1) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and Expenses for such Adjustment Year based on Landlord's budgets of Expenses and estimate of Taxes, and (2) Tenant's Additional Rent Progress Payment with respect to each component of Additional Rent for such Adjustment Year based upon the Projections. Landlord's budgets of Expenses and the Projections based thereon shall assume full occupancy and use of the Building and may be revised by Landlord from time to time based on changes in rates and other criteria which are components of budget items.

                   (B) Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall, at the time of each payment of Monthly Base Rent, pay to Landlord a monthly installment of Additional Rent Progress Payment with respect to each component of Additional Rent equal to the greater of the latest monthly installment of Additional Rent Progress Payment or one-twelfth (1/12) of Tenant's latest determined Expense Adjustment and Tax Adjustment. On or before the first day of the next calendar month following Landlord's service of a Projection Notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord one-twelfth (1/12) of the Additional Rent Progress Payments shown in the Projection Notice. Within fifteen (15) days following Landlord's service of a Projection Notice, Tenant shall also pay Landlord a lump sum equal to the Additional Rent Progress Payment shown in the Projection Notice less (1) any previous payments on account of Additional Rent Progress Payment made during such Adjustment Year and (2) monthly installments on account of Additional Rent Progress Payment due for the remainder of such Adjustment Year.

     (d) Readjustments. The following readjustments with regard to the Tax Adjustment and Expense Adjustment shall be made by Landlord and Tenant:

         (i) Following the end of each Adjustment Year and after Landlord shall have determined the amounts of Expenses to be used in calculating the Expense Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Statement") of such Expenses for such Adjustment Year. If the Expense Adjustment owed for such Adjustment Year exceeds the Expense Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year, then Tenant shall, within thirty
     (30) days after the date of Landlord's Statement, pay to Landlord an amount equal to the excess of the Expense Adjustment over the Expense Adjustment component of the Additional Progress Payment paid by Tenant during such Adjustment Year. If the Expense Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Statement, or may, at its option, credit such excess to any Rent then due and owing, until such excess has been exhausted. If the Expiration Date shall occur prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the Adjustment Year in which the Expiration Date occurs. Landlord's statements shall be prepared by a certified public accountant. Once Landlord's statement is accepted by Tenant, it shall be final and binding on Landlord and Tenant, subject to Tenant's right to challenge Landlord's Statement pursuant to the terms of
     Section 2(e) herein.

          (ii) Following the end of each Adjustment Year and after Landlord shall have determined the actual amounts of Taxes to be used in calculating the Tax Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Statement") of such Taxes for such Adjustment Year. If the Tax Adjustment owed for such Adjustment Year exceeds the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date of Landlord's Statement, pay to Landlord an amount equal to the excess of the Tax Adjustment over the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year. If the Tax Adjustment component of the Additional Rent Progress Payment paid by Tenant during such Adjustment Year exceeds the Tax Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Statement, or may, at its election, credit such excess to any Rent then due and owing, until such excess has been exhausted. If the Expiration Date shall occur prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Additional Rent for the Adjustment Year in which the Expiration Date occurs.

          (iii) No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 2(d).

          (iv) Tenant may, by timely written notice to Landlord request Landlord to commence appropriate proceedings to challenge the amount of the assessed value of the Building, the real estate taxes and/or computational errors paid with respect to the Building. Landlord may, at its option, either institute such proceeding for the benefit of itself and all tenants within the Building, or agree to execute and deliver to Tenant whatever documents may be necessary or proper to permit Tenant to so contest the amount of any such assessed value and/or taxes, provided any such proceeding is conducted at Tenant's sole expense. If such contest results in a reduction in the assessed value of the Buildings Tenant or Landlord, as the case may be, shall be entitled to recover its actual out-of-pocket costs and expenses incurred in pursuing such refund or reduction from any award of costs and fees made in such proceeding and from the refund of any tax previously paid during the tax year(s) challenged. In the event the assessed value of the Building is increased by reason of a challenge initiated by Tenant and elected not to be pursued by Landlord, all taxes arising by reason of such increase in valuation shall be allocated to Tenant and paid by Tenant as its sole responsibility; provided, however, that in the event other tenants of the Building join Tenant in such challenge, the expenses of such proceeding shall be shared proportionally by all such tenants joining in such challenge based upon the relative square footage of Rentable Area leased by such tenants, and any increase in taxes arising from increased valuation of the Building caused by such challenge shall likewise be shared proportionally among all such tenants joining in such challenge.

     (e) Books and Records. Landlord shall maintain books and records showing Expenses and Taxes in accordance with sound accounting and management practices generally accepted accounting principles. Tenant or its representative shall have the right to examine Landlord's books and records showing Expenses and Taxes upon reasonable prior notice and during normal business hours at any time within forty-five (45) days following the furnishing by the Landlord to the Tenant of Landlord's Statement provided for in Section 2(d). Unless the Tenant shall take written exception to any item within sixty (60) days after the furnishing of the Landlord's Statement containing said item, such Landlord's Statement shall be considered as final and accepted by the Tenant and Landlord. If Tenant takes exception to any item in Landlord's Statement within the applicable time period and if Landlord and Tenant are unable to agree on the correctness of said item, then either party may refer the decision of said issue to a reputable firm of independent certified public accountants designated by Landlord and the decision of said accountants shall be conclusively binding on the parties. The party required to make payment under such adjustment shall is pay all fees and expenses involved in such decision unless the payment represents five percent (5%) or less of the Expense Adjustment shown on Landlord's Statement, in which case Tenant shall bear all such fees and expenses.

     (f) Proration and Survival. With respect to any Adjustment Year which does not fall entirely within the term, Tenant shall be obligated to pay as Additional Rent for such adjustment year only a pro rata share of Additional Rent as hereinabove determined, based upon the number of days of the Term falling within the Adjustment Year. Following expiration or termination of this Lease, Tenant shall pay any Additional Rent due to the Landlord within thirty
(30) days after the receipt of Landlord's Statement sent to Tenant. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay

Additional Rent provided for in this Section 2 shall survive the expiration or termination of this Lease.

     (g) No Decrease in Base Rent. In no event shall any Additional Rent result in a decrease of the Base Rent payable hereunder as set forth in Section 1 hereof.

     (h) Additional Rent. All amounts payable by Tenant as or on account of Additional Rent shall be deemed to be additional rent becoming due under this Lease.

     (i) Adjustment of Tenant's Proportionate Share. If at any time in the future the number of rentable square feet of office space in the Building is reduced, by reason of change in the Building structure or by reason of the separation of ownership of a portion of the Building by a device such as vertical subdivision or submission of the Building to a condominium form of ownership, with the result that Tenant's Proportionate Share no longer reflects the percentage of office space in the Building for which Landlord is responsible for Taxes and Expenses, then Landlord shall be entitled to make an equitable adjustment in Tenant's Proportionate, Share to reflect the change in such circumstances. An amendment, executed by Landlord and Tenant, reflecting such change shall be attached to this Lease.

     3.  Use of Premises.

         (a) Landlord warrants that (i) the Premises are zoned and a proved for general office purposes and purposes incident thereto and (ii) a conditional Certificate of Occupancy or a Final Inspection Report r have been or will be issued by the appropriate authorities allowin use of the Premises for the purposes permitted under this Section 3(a) of this Lease. Landlord shall deliver to Tenant a copy of the conditional Certificate of Occupancy for the Building and for the Premises, and upon issuance, the final Certificate of Occupancy.

     (b) Landlord agrees that the use of the Premises by Tenant for the following specific purposes ("Additional Purposes") is permitted under this Lease provided Tenant obtains and maintains all applicable governmental licenses and permits for such purposes:

         (i)   Computer processing;

         (ii)  Training for Tenant's employees and for non-employees of Tenant;

         (iii) Kitchen and cafeteria for the use of Tenant, Tenant's employees and Tenant's guests in that area designated for cafeteria equipment and use; and

         (iv) Printing for Tenant and Tenant's clients including photographic, multilith, or multigraph reproductions or offset printing in that area designated for such equipment and use.

     (c) Tenant shall use and occupy the Premises for Tenant's executive and general offices and for such related purposes as are described in subsection (b) of this Section 3 and for no other purpose. For the purposes of this Section 3, Tenant shall be deemed to include Tenant's permitted subtenants, assigns, and occupants.

     (d) Landlord agrees that, in connection with and incidental to Tenant's use of the Premises for the office purposes set forth in subsection (a) of this
Section 3, provided Tenant, at Tenant's sole cost and expense, obtains any special amendments to the certificate of occupancy for the Premises and any other permits required by any governmental authority having jurisdiction thereof, if any, Tenant may use portions of the Premises for (i) the preparation and service of food and beverages from a full service kitchen with service area (which food and beverages ma be delivered to other locations of Tenant outside of the Premises), pantry kitchens, coffee stations or lounges all for the exclusive use by Tenant, its employees and business guests Tenant (but not for use as a public restaurant or by other tenants of the Building), which (ii) the operation of vending machines for the exclusive use of Tenant, its employees and business guests provided that each vending machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain, and (iii) the installation, maintenance and operation of electronic data processing equipment, computer processing facilities and business machines, provided that such equipment is contained within the Premises and does not cause vibrations, noise, electrical interference or other disturbance to other tenants of the Building or the elevators or other equipment in the Building. With respect to any use permitted under this Section 3, any such use shall not violate any laws or requirements of public authorities, constitute a public or private nuisance, interfere with or cause physical discomfort to any of the other tenants or occupants of the Building, interfere with the operation of the Building or the maintenance of same as a first-class office building, or violate any of Tenant's other obligations under this Lease.

     (e) Tenant hereby represents, warrants, and agrees that Tenant's business is not and shall not be photographic, multilith, or multigraph reproductions or offset printing. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used (i) for the business of photographic, multilith, or multigraph reproductions or offset printing, (ii) for a retail banking, trust company, depository, guarantee, or safe deposit business open to the general public, (iii) as a savings bank, a savings and loan association, or as a loan company open to the general public, (iv) for the sale to the general public of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (v) as a stock broker's or dealer's office or for the underwriting or sale of securities open to the general public,
(vi) except as provided in subsection (b) of this Section 3, as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream, or baked goods or for the preparation, dispensing, or consumption of food or beverages in any manner whatsoever, (vii) as a news or cigar stand, (viii) as an employment agency, labor union office, physician's or dentist's office, dance, or music studio (except for exercise classes which may be conducted after business hours on a portion of Premises where Tenant occupies the floor below and adjacent to the location of such classes), school (except for the training of employees of Tenant, (ix) as a retail travel agency, or (x) as a barber shop or beauty salon. Nothing in this subsection (c) shall preclude Tenant from using any part of the Premises for offset, photographic, multilith, or multigraph reproductions in connection with, either directly or indirectly, its own business or activities.

         (f) Landlord covenants and warrants that applicable zoning and health ordinances and regulations permit the use of a portion of the Premises for a company sponsored food service facility provided such facility is at all times incidental to use of the Premises for general office purposes and provided that such facility meets the standards of such zoning and health ordinances and regulations.

     4. Prior Occupancy. Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the beginning of the Term or substantial completion of any work to be performed by Landlord. pursuant to the workletter, if any, attached hereto. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of this Lease shall apply to and shall control such occupancy. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis.

     5. Delivery of Possession.

     (a) Landlord shall not give possession of the Premises on the Commencement Date set forth in the Schedule of Significant Terms and Landlord shall not be subject to any liability for such failure to give possession. The failure to give possession on the Commencement Date shall not affect either the validity of this Lease or the obligations of the Tenant or Landlord hereunder, and the same shall not be construed to extend the Term. Notwithstanding the foregoing, if the Premises are not substantially completed by November 1, 1989 subject to Tenant delays and events of force majeure, Landlord shall be responsible for the payment of fifty percent (50%) of Tenant's rental obligations at 111 Barclay Boulevard for each day that the Premises are not substantial completed. As used herein: (i) "substantially completed" shall mean the date Tenant receives written notice from Landlord's architect certifying that Landlord's Work pursuant to the attached Workletter, which does not include any work to be performed by Tenant or Tenant's telecommunication system installation, is finished; and (ii) "force majeure" shall mean acts of God; war, fire or casualty not caused by the negligent or willful act of Landlord or its contractors or their respective employees; shortage or unavailability of materials commonly included as building standard materials; industry-wide labor strikes, slowdowns or lockouts or any other act or cause beyond Landlord's reasonable control, including but not limited to, the installment of Tenant's telecommunication system.

     6. Alterations. Tenant shall not, without the prior written consent, which consent shall not be unreasonably withheld, of Landlord in each instance, make any alterations, improvements, or additions to the Premises. Landlord shall not grant such consent until Landlord has had an opportunity to review Tenant's plans and specifications for such alterations, improvements or additions. If Landlord consents to said alterations, improvements, or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation insurance against liabilities which may arise out of such work, revisions to the plans and specifications for such work and permits necessary for such work. The work necessary to make any alterations, improvements, or additions to the Premises shall be done at Tenant's expense by employees of, or contractors hired by, Landlord, except to the extent Landlord gives its prior written consent to Tenant's hiring contractors. Notwithstanding the foregoing, Tenant may hire its own contractors to install mill work, telecommunications equipment and food service facilities in the Premises. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Tenant will also pay to Landlord an amount equal to five percent (5%) of all of the costs of such work to reimburse Landlord for its overhead and construction management services allocable to such work and all out-of-pocket costs incurred by Landlord in reviewing plans and specifications for said alterations, improvements or additions. Upon completion, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend and hold Landlord and the holder of any legal or beneficial interest in the land or Building harmless from all costs, damages, liens, and expenses related to such work. All work done by Tenant or its contractors pursuant to Sections 6 or 11 hereof shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and ail applicable laws and, ordinances and rules and regulations of governmental departments or agencies and the rules and regulations adopted by the Landlord for the Building. Within thirty (30) days after substantial completion of any such work by Tenant or its contractors, Tenant shall furnish to Landlord "as built" drawings of such work. Landlord agrees that Tenant shall not be required to remove any alteration, improvement or addition made to the Premises in compliance with this Section 6 unless Landlord has advised Tenant in writing prior to installation of such alteration, improvement or addition that landlord's consent to such installation is conditioned upon Tenant's agreement to remove same upon expiration or termination of the Lease.

     7.   Services.

     (a) The Landlord, as long as the Tenant is not in default under any of the covenants of this Lease, shall furnish:

          (i) Air-conditioning, heat and ventilation when. necessary to provide a temperature con Mon required, in Landlord's judgment, for comfortable occupancy of the Premises under normal business operations, daily from 8:00 a.m. to 6:00 p.m. (Saturdays 8:00 a.m. to 1:00 p.m.). Sundays and holidays (as hereinafter defined) excepted. The term "holidays" as used herein shall mean New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord's agreements hereunder are subject to Presidential and governmental restrictions on energy use;

          (ii) Cold water in common with other. tenants from Village of Lincolnshire mains for drinking, lavatory, cooking and toilet purposes drawn through fixtures installed by the ord, or by Tenant in the Premises with Landlord's written consent, and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord for water furnished for any other purpose. Tenant shall pay Landlord the cost of any meters or submeters installed to measure Tenant's water usage for such other purposes. The Tenant shall not waste or permit the waste of water;

          (iii) Janitor service and customary cleaning provided nightly in and about the Premises, Saturdays, Sundays, and holidays excepted, in accordance with the cleaning schedule attached hereto as Rider 8. The Tenant shall not provide any janitor services or cleaning without the Landlord's written consent, and then only subject to supervision of Landlord and at Tenant's sole responsibility and cost (and without compensation to Tenant or reduction in Rent) and by a janitor or cleaning contractor or employees at all times satisfactory to Landlord; Notwithstanding the foregoing, in the event Tenant reasonably objects to the service performed by Landlord's cleaning contractor, Landlord agrees to replace such contractor with a contractor selected by Landlord.

          (iv) Passenger elevator service in common with Landlord and other tenants, daily from 8:00 a.m. to 8:00 p.m. (Saturdays from 8:00 a.m. to 1:00 p.m.), Sundays and holidays excepted, and freight elevator service in common with Landlord and other tenants. Notwithstanding the foregoing, at least one passenger elevator shall be available to Tenant 24 hours per day, seven days per week, 52 weeks per year. Tenant shall have access to the Premises at all times subject to compliance with Landlord's rules and regulations adopted for security purposes. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph;

          (v) Electricity shall not be furnished by Landlord, but shall be furnished by an approved electric utility company serving the Building. Landlord shall permit the Tenant to receive such service direct from such utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable, and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitor service, the making of alterations or repairs in the Premises, the operation of the Buildings NVAC System at times other than as provided in Section 7(a)(i) or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment or appliances installed by Tenant without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Tenant also agrees to purchase from the Landlord or its agent at competitive prices all lamps, bulbs, ballasts, and starters used in the Premises during the Term hereof if such costs are lower than Tenant's costs, excluding Building standard items which will be purchased from Landlord. The electrical feeder or riser capacity serving the Premises on the Commencement Date shall be adequate to provide Building Standard electrical loads. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants or the Building. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon;

          (vi) Landlord shall cause the Building and adjacent walkways and parking areas to be maintained in operating condition and reasonably free from debris, snow, and ice consistent with the operation of a first-class office building in the North Suburban Chicago area.

          (vii) Landlord shall provide such extra or additional services as it is reasonably possible for the Landlord to provide, as may be necessary for Tenant's Additional Purposes or as the Tenant may from time to time request, within a reasonable period after the time such extra or additional services are requested. Tenant shall, for such extra or additional services, pay at Landlord's scheduled rates therefor; such amount to be considered additional rent hereunder. All charges for such extra or additional services shall be due and payable within 30 days of receipt of Landlord's invoice. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered, and the charge for each such service. Landlord's applicable schedule of charge rates for certain extra or additional services will be published from time to time by Landlord and made available to tenant at its request. Such schedule shall be subject to change during the Term from time to time. If such additional services shall be recurring, landlord shall provide Tenant with an initial invoice and thereafter, the cost of such service shall be paid monthly by Tenant as additional rent hereunder.

          (viii) Natural gas shall not be furnished by Landlord, but if desired by Tenant, shall be furnished by an approved gas utility company serving the Building. Tenant acknowledges that as of the date of this Lease, the Building is not supplied with natural gas or designed to be capable of supplying tenants with natural gas. Tenant shall make all necessary arrangements with the utility company for bringing natural gas to the Building, metering and paying for gas furnished by such utility company to Tenant and Tenant shall pay for all charges for gas consumed on the Premises during Tenant's occupancy thereof. Tenant shall make no alterations or additions to the natural gas equipment or appliances installed by Tenant without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Any equipment, feeders or risers necessary to bring natural gas to the Building and to the Premises to supply Tenant's gas requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's judgment, if bringing natural gas to the Building and to the Premises will cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants of the Building, Landlord may prohibit such installation by Tenant. Tenant covenants and agrees that at all times, its use of natural gas shall never exceed the capacity of the equipment and conduit installed in the Building to permit the use of natural gas.

     (b) Failure by Tenant to pay within 30 days of receipt of invoice, Landlord's proper charges for water other than for drinking, lavatory, and toilet purposes) or other services shall give Landlord, upon not less than ten
(10) business days' notice, the right to discontinue furnishing the services, and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this Lease.

     (c) Except for Landlord's negligence, as provided herein, Tenant agrees that Landlord and its beneficiaries and their agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service when such failure or delay is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout, or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties including without limitation Tenant's failure to maintain the Premises in good condition and repair, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease. Tenant shall notify Landlord if any service shall be stopped, whereupon Landlord will proceed diligently to restore such service as soon as reasonably possible. However, should all or a portion of the Premises be uninhabitable for normal business operations by Tenant for longer than 72 hours as a result of Landlord's negligence, rent shall abate on a per diem basis for that portion of the Premises which Tenant is unable to occupy, from the date of such interruption until the Premises are restored to a normal business operating condition.

     (d) Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building.

     (e) Landlord, throughout the Term of this Lease, shall have free access (with notice to Tenant during business hours if access is needed to conference areas in the Premises except in the case of emergency) to any and all mechanical installations, and Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with the moving of or the servicing of equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant, nor its servants, employees, agents, visitors, licensees, or contractors shall at any time tamper with, adjust, or otherwise in any manner affect Landlord's mechanical installations.

     (f) Tenant shall make arrangements directly with the telephone company servicing the Building for such telephone service in the Premises as may be desired by Tenant. If Tenant desires telegraphic, telephonic, burglar alarm, computer installations or signal service (which service shall be installed and maintained at Tenant's sole expense), Landlord shall, upon request, direct where and how ail connections and wiring for such service shall be introduced and run. Landlord additionally shall have the right to approve or disapprove all plans and specifications for such service prior to any installation and to refuse permission for such installation if Landlord. determines same could adversely affect an existing system. In the absence of such directions, Tenant shall make no borings or cutting or install any wires or cables in or about the Premises and/or the Building.

     8.  Condition and Care of Premises.

         (a) Tenant's taking possession of the Premises shall be conclusive evidence against Tenant, and upon said taking of possession Tenant shall execute an agreement with Landlord stating that the Premises were then in good order and satisfactory condition, except for any so-called "punchlist" items detailed in said agreement and latent defects attendant to Landlord's Work under any Workletter attached hereto and made a part hereof, and upon completion of any punchlist items, Tenant shall also execute a supplement to said agreement accepting completion of the punchlist items. No promises of the Landlord to alter, remodel, improve, repair, decorate, or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building, or the Land, has been made to Tenant by or on behalf of Landlord except to the extent expressly set forth herein, or in the aforesaid Workletter. This Lease does not grant any rights to light or air over or about the property of Landlord.

     (b) Except for any damage resulting from any wanton or negligent act of Landlord or its employees and agents, and subject to the provisions of Section 15 hereof. Tenant shall, at its own expense, keep the Premises in good repair and condition and shall promptly and adequately repair all damage to the Premises caused by Tenant or any of its employees, agents, or invitees, including replacing or repairing all damaged or broken glass, fixtures, and appurtenances resulting from any such damage, under the supervision and with the approval of Landlord and within any reasonable period of time specified by landlord. Tenant's obligation to maintain and repair the Premises as described above, shall include but is not limited to, all electrical, plumbing and mechanical systems serving the Premises from the point said systems connect to the base building systems on each floor. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof on demand. Tenant shall take special care to keep all areas of the Premises which are visible by or accessible to the public, such as elevator lobbies and corridors, in good order and appearance consistent with the high standards and quality of a first-class office building. Landlord shall keep, repair and maintain the following existing items in and about the Building in good order and repair at not less than the same general standards now or hereafter applicable to first-class non-institutional office buildings in the north suburban Chicago area and in conformity with all applicable laws, regulations, rules and ordinances: the structure, foundation, roof and exterior of the Building, the base Building, heating, air conditioning, ventilating, plumbing, electrical and related systems, ail supporting equipment and fixtures and the base Building stairways, elevators and other common areas. Landlord shall repair all damage to the common areas of the Building and, to the extent caused by the negligence, or intentional misconduct of Landlord, its agents or employees or Landlord's breach of this Lease, damage to the Premises caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, noise or the bursting or leaking of pipes. Any additional items installed in the Building or Premises by Landlord or Tenant after the date of this Lease shall be maintained by the party who purchases or installs such item. If any repairs are made necessary as a result of the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord, as additional rent, the actual cost of such repairs.

     (c) Whenever, in Landlord's opinion, Tenant's use or occupation of the Premises, including lighting, personnel, heat generating machines, or equipment, individually or cumulatively, causes the design loads for the system providing heat and air-cooling to be exceeded, to affect the temperature or humidity otherwise maintained by the heating, ventilating, and air conditioning system in the Premises or Building, Landlord may, but shall not be obligated to, temper such excess loads by installing supplementary heating or air-conditioning units in the Premises or elsewhere where necessary. In such event, the cost of such units and the expense of installation, including, without limitation, the cost of preparing working drawings and specifications, shall be paid by Tenant as additional rent within thirty (30) days after receipt of invoice therefor. Alternatively, Landlord may require Tenant to install such supplementary heating or air-conditioning unit at Tenant's sole expense. Landlord may operate and maintain any such supplementary units, but shall have. no continuing obligation to do so or liability in connection therewith. The expense resulting from the operation and maintenance of any such supplementary heating or air conditioning units, including rent for space occupied by any supplementary heating or air conditioning units installed outside the Premises, shall be paid by Tenant to Landlord as additional rent at rates fixed by Landlord. Alternatively, Landlord may require Tenant to operate and maintain any such supplementary units, also at Tenant's sole expense.

9.   Return of Premises.

     (a) At the termination of this Lease by lapse of time or otherwise or upon termination of Tenant's right of possession without terminating this Lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys and access cards to the Building, the premises and the Building garage to Landlord and make known to the Landlord the combination of all locks of vaults then remaining in the Premises, and shall (subject to the provisions of Sections 9(b) and 9(c) below) return the Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear, loss or damage by fire or other insured casualty, damage resulting from the wanton or negligent act of Landlord or its employees and agents excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the cost thereof to landlord on demand.

     (b) All installations, additions, partitions, hardware, light fixtures, supplementary heat or air-conditioning units, non-trade fixtures and improvements, temporary or permanent, except movable furniture, kitchen equipment. UPS systems, local HVAC units, telephone system, movable partitions and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if Landlord directs that Tenant remove any of said items at the end of the Term pursuant to Section 6(a) herein, then Tenant, at Tenant's sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, non-trade fixtures, and improvements placed in the Premises by or on behalf of Tenant as are so designated by Landlord and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

          (c) Tenant shall remove Tenant's furniture, machinery, safes, trade fixtures, and other items of movable personal property of every kind and description from the Premises prior to the expiration of the Term or ten
     (10) days following termination of this Lease or Tenant's right of possession; whichever might tie earlier, failing which Landlord may do so and thereupon the provisions of Section 17(f) shall apply.

          (d) All obligations of Tenant hereunder shall survive the expiration of the Term or sooner termination of this Lease.

     10. Holding Over. The Tenant shall pay Landlord for each month (or fraction thereof) Tenant retains possession of the Premises or any part thereof after termination of this Lease, by lapse of time or otherwise, an amount which is one and one half (1-1/2) times the amount of rent far each month based on the annual rate of Rent applicable under Sections 1 and 2 to the period in which such possession occurs and Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of re-entry or any other right of Landlord.

     11. Rules and Regulations. Tenant agrees to observe the rights reserved to Landlord contained in Section 12 hereof and agrees, for itself, a its employees, agents, clients, customers, invitees and guests, to comply with the rules and regulations set forth in Rider A attached to this Lease and made a part hereof and such other reasonable rules and regulations of which Tenant is notified as shall be adopted by Landlord pursuant to Section 12(i) of this Lease. Any violation by Tenant of any of the rules and regulations contained in Rider A attached to this Lease or other Section of this Lease, or as may hereafter be adopted by Landlord pursuant to Section 12(1) of this Lease, may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by the Tenant of any of said rules and regulations. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord and its beneficiary shall. not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, or by any other person. Landlord agrees to notify Tenant of any rules and regulations which have been modified in negotiations with new tenants in the Building. Such negotiated rules and regulations shall be subject to Tenant's reasonable approval. If Tenant fails to notify Landlord of its approval or disapproval of such modified rules and regulations within seven (7) days of receipt of Landlord's notice, Tenant shall be deemed to approve such modifications. In addition. Landlord agrees to enforce any rules and regulations upon demand from Tenant, and Tenant shall reimburse any costs incurred by Landlord as a result of such enforcement.

     12. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this Lease except in the case of Landlord's negligence or willful misconduct:

     (a) To change the name or street address of the Building with reasonable notice to Tenant.

     (b) To install and maintain signs on the interior of the Building, and exterior of the Building except for corporate identity signs.

     (c) To prescribe the location and style of the suite number and identification sign or lettering for any floor partially the occupied by the Tenant.

     (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

     (e) To grant to anyone the right to conduct any business or render any service in the Building, as long as it is not the same as or similar to Tenant's business, which is a firm of consultants and actuaries specializing in design, financing, communication and administration of employee benefits and compensation programs, except with Tenant's prior written consent. Notwithstanding the foregoing, Tenant shall have no right to object to any business conducted by current tenants of the Building or current or future subtenant of current tenants.

     (f) To exhibit the Premises during the last twelve (12) months of the Term at reasonable hours, and to decorate, remodel, repair, alter, or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for forty-five (45) consecutive days and fails to pay any Rent due and owing;

     (g) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying janitor service or other service to be provided to Tenant hereunder without unreasonable interference to the ordinary course of Tenant's business.

     (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to watchmen by registration or otherwise, and to establish their right to enter or leave in accordance with the provisions of applicable rules and regulations adopted by Landlord. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord.

     (i) To control and prevent access to common areas and other non-general public areas pursuant to the provisions of applicable rules and regulations adopted by Landlord.

     (j) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with or disrupted unreasonably, Landlord reserves the right to relocate, enlarge, reduce or change lobbies, exits or entrances in or to the Building and to decorate and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements, or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the. same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and except for Landlord's negligence without in any manner rendering Landlord liable for damages or relieving Tenant from performance of Tenant's obligations under this Lease. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and, if Tenant desires to have such work done during other than business hours, Tenant shall pay all overtime and additional expenses resulting therefrom.

     (k) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Rider A attached to this Lease or other Sections of this Lease, for the protection and welfare of the Building and its tenants and occupants, as the Landlord may determine.

13.  Assignment and Subletting.

     (a) Except as otherwise expressly provided herein, Tenant shall not, without the prior written consent of Landlord in each instance, (i) convey, mortgage, pledge, hypothecate, or encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it,
(ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law, (iii) assign this Lease or any of Tenant's rights hereunder, (iv) sublet the Premises or any part thereof, for (v) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3 of this Lease or by anyone other than the Tenant and Tenant's employees. Landlord has the absolute right to withhold its consent, without giving any reason whatsoever, except as herein expressly provided to the contrary. The foregoing prohibitions shall also apply to any assignee or subtenant of Tenant.

     (b) Prior to the Commencement Date, Tenant shall not assign this Lease or sublet all or any part of the Premises. If, after the Commencement Date, Tenant has procured an assignee or sublessee, Tenant shall, by written notice to Landlord, advise

Landlord of its intention from, on and after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice) to assign this Lease to such proposed assignee or sublet any part or all of the Premises to such proposed subtenant for the balance or any part of the Term. Upon receipt of such notice, landlord shall have the right, to cancel for the balance of the Lease term the lease in the case of a proposed assignment of this Lease or a proposed subleasing of all the Premises, or to cancel for the balance of the Lease term the lease with respect to the portion to be so subleased by notice to Tenant in which latter event the Rent and Tenant's Proportionate Share and the number of parking spaces as defined herein shall be adjusted on the basis of the number of square feet of Rentable Area of the Premises retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord wishes to exercise such option to cancel, Landlord shall, within thirty
(30) days after Landlord's receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such cancellation is effective, which date shall be not less than fifteen (15) and not more than forty-five (45) days after the date on which Landlord sends such notice. Tenant's notice given pursuant to this Section 13(b) shall state the name and address of the proposed subtenant or assignee, and a true and complete copy of the proposed sublease or assignment and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee shall be delivered to Landlord with said notice.

     (c) If Landlord, upon receiving Tenant's notice given pursuant to Section 13(b), shall not exercise its right to cancel, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice. In each case, such subletting or assignment shall also be subject to the following conditions:

         (i)   Tenant is not in material default of the lease;

         (ii)  Tenant has fully complied with the provisions of this Section 13;

         (iii) The assignee or subtenant is not a government (or subdivision or agency thereof);

         (iv) Tenant has furnished Landlord with copies of all documents relating to the sublease or assignment arrangement between Tenant and the proposed subtenant or assignee, including financial statements, if requested by Landlord;

         (v) The proposed sublease or proposed assignment does not extend for a term beyond the initial Term of this Lease, nor does the sublease or assignment contain any options to extend or renew the term thereof beyond the initial Term of this Lease;

         (vi) The subtenant or assignee is of a character or engaged in a business which is, and the subtenant's or assignee's proposed use of the Premises, or portions thereof, is consistent with the standards of Landlord for the Building and the use permitted hereunder;

                      (vii) The space to be subleased and the remaining portion of the Premises are both legally leasable units and suitable for normal renting;

                      (viii) The assignee or subtenant is sufficiently
               financially responsible to perform its obligations under the sublease or assignment; and

                      (ix) The intended use by or business of the proposed assignee or sublessee will not conflict with any commitment by Landlord to any other tenant in the Lincolnshire Corporate Center.

Landlord agrees to respond to Tenant's request for approval within thirty (30) days after submission of all documents.

               (d) Notwithstanding the provisions of subparagraphs (a), (b), and (c) above, Landlord agrees that (1) as to an assignment or transfer by operation of lave, Landlord shall have the right of consent pursuant to subparagraph (c) above, but shall not have the option to cancel the lease, provided such assignment or transfer is to a corporation which acquires substantially all of the assets of the Tenant; and (2) as to an assignment of the lease to a wholly-owned subsidiary of Tenant or an entity controlling, controlled by, or under common control with Tenant, Landlord shall not have the option to cancel nor shall Landlord have a right of consent.

               (e) Consent by Landlord to any assignment, subletting, use, or occupancy or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder, and shall not be deemed to be a consent to or relieve Tenant, or any subtenant or assignee, from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use, or occupancy.

               (f) If Tenant, having first obtained Landlord's consent to any sublease or assignment, or if Tenant or a trustee in bankruptcy for Tenant, pursuant to Section 365 of the Bankruptcy Code, shall assign this Lease or sublet the Premises, or any part thereof, then in addition to the Rent then payable hereunder, Tenant shall pay to Landlord, as further additional rent on the first day of each month during the term of any such assignment or sublease, fifty percent (50%) of the amount, if any, by which the Assigned Area Rent exceeds (y) the product of the Current Monthly Rent multiplied by the Assigned Area. As used herein:

                      (i) "Assigned Area" shall mean the number of square feet of Rentable Area of the Premises (in the case of an assignment or sublet of the entire Premises) or of the Rentable Area of any space sublet by Tenant (in the case of a sublet of less than the entire Premises).

                      (ii) "Current Monthly Rent" shall mean the aggregate of Call Monthly Base Rent and Additional Rent Progress Payments being paid by Tenant as of the effective date of an assignment or sublet, divided by the number of square feet of Rentable Area of the Premises.

                      (iii) "Assigned Area Rent" shall mean the current monthly base rent and other amounts payable by the subtenant or assignee for the Assigned Area.

         (g) If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal. or admittance of a partner or any change in any partners' interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a transfer of Tenant's interest under this Lease for the purpose of Section 13. The term "control" as used in this
Section 13(g) means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant.

         14.   Waiver of Certain Claims; Indemnity by Tenant

               (a) To the extent not expressly pros releases Landlord and its beneficiaries, and the employees, from and waives all claims for damage sustained by the Tenant or by any occupant Building, or by any other person, resulting dire fire or other casualty, cause, or any existing defect, matter, or thing in or about the Premise part of it, or from any equipment or appurtenant accident in or about the Building, or from any tenant or other occupant of the Building or any part thereof or of any other person. This Section 14(a) shall not operate as a release of Landlord from liability for the negligent or intentionally wrongful conduct of Landlord or its agent or employees. This Section 14 shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odors, or noise, or the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and to any damage to automobiles parked in the garage in the Building or outside the Building and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the acts specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. If any damage to the Premises or the building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants or occupants of the Building or otherwise, results from any negligent or wrongful acts of the Tenant, its employees, agents, or invitees, Tenant shall be liable therefor and Landlord may, at its option, repair such damage and Tenant shall upon demand by Landlord reimburse Landlord for all reasonable costs of such repairs and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. Except as otherwise provided herein, all personal property belonging to the Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of the Tenant or other person only and Landlord shall not be liable for damage thereto or theft or misappropriation thereof. All vehicles parked in the Building's garage or in the parking lots shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.

               (b) To the extent not expressly prohibited by law, Tenant agrees to hold Landlord and its beneficiaries, and their agents, servants, and employees, harmless and to indemnify each of them against claims and liabilities, including reasonable attorneys' fees, for injuries to all persons and damage to or theft or misappropriation or loss of property occurring in or about the Premises arising from Tenant's negligence or wrongful acts or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or due to any other act or omission of the Tenant, its agents, or employees.

     (c) To the extent not expressly prohibited by law, Landlord agrees to hold Tenant and its agents, servants and employees, harmless and to indemnify each of them against claims and liabilities, including reasonable attorney's fees, for injuries to all persons and damage to or loss of property occurring in or about the Premises, excluding consequential damages, arising from Landlord's negligence or wrongful acts or from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease or due to any other negligent act or omission of the Landlord, its agents or employees.

15.  Damage or Destruction by Casualty.

     (a) If the Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the same to its prior existing condition with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, after the occurrence of such damage and in good faith, estimate the length of time that will be required to substantially complete the repair and restoration of such damage from the date Landlord receives authority from Landlord's insurer to proceed with the repair and restoration of the Building ("Approval Date" and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantial) complete such repair and restoration will be less than one hundred eighty (180) Landlord shall commence such repair and restoration upon the Approval Date but in no event more than thirty 30 days after the occurrence of the damage. If the actual time for repairs and restoration exceed one hundred eighty 180, Tenant may not terminate this Lease provided Landlord is diligently pursuing the repair and restoration of the Building and such repair and restoration period does not exceed two hundred seventy 270 days; provided, however, if such repair and restoration period is n excess of two hundred seventy 270 days Tenant ma terminate this Lease on five 5 days written notice to Landlord. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed one hundred eighty (180) days from the Approval Date, then either Landlord or Tenant (but as to Tenant only if ail or a substantial portion of the Premises are rendered untenantable and the estimated time to substantially complete the repair or restoration of the Premises will exceed such one hundred eighty (180) days from the Approval Date shall have the right to terminate this lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness and all due diligence to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said one hundred eighty (180) days, so long as Landlord shall proceed with reasonable promptness and due diligence. Notwithstanding anything to the contrary herein set forth: (i) if any such damage rendering all or a substantial portion of the Premises or Building untenantable shall occur during the last three (3) years of the Term, then Landlord shall have the option to terminate this Lease by written notice to Tenant within thirty (30) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such damage; (ii) Landlord shall have no duty pursuant to this Section 15 to repair or restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises or improvements which are not then building standard improvements; (iii) Landlord shall not be obligated (but may, at its option, so elect) to repair or restore the Premises or Building if any mortgagee applies proceeds of insurance to reduce its loan balance and the remaining proceeds, if any, available to Landlord are not sufficient to pay for such repair or restoration; and (iv) Tenant shall not have the right to terminate this Lease pursuant to this Section 15 if the damage or destruction was caused by the intentional or negligent act of Tenant, its agents or employees.

     (b) In the event any such fire or casualty damage not caused by the intentional or negligent act of Tenant, its agents or employees, renders the Premises substantially untenantable and Tenant is not occupying the Premises and if this Lease shall not be terminated pursuant to the foregoing provisions of
Section 15 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord substantially completes its repair and restoration work. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises being repaired and restored by Landlord and not heretofore delivered to Tenant from time to time bears to the entire Premises. In the event of termination of this Lease pursuant to this Section 15, Rent shall be apportioned on a per diem basis and be paid to the date of such fire or other casualty.

     (c) In the event of any such fire or other casualty, and if the lease is not terminated pursuant to the foregoing provisions of this Lease, Tenant shall repair and restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises, and during any such period of Tenant's repair and restoration following substantial completion of Landlord's repair and restoration work, Rent shall be payable as if said fire or other casualty had not occurred.

     (d) In the event the Premises or a part thereof is destroyed by fire or other casualty, Landlord agrees to assist Tenant in locating equivalent temporary space for Tenant within (1) the Lincolnshire Corporate Center or (2) another office center located as close to the Building as possible.

         16. Eminent Domain. If all or a substantial part of the Building, or any part thereof which includes all or a substantial part of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease shall end upon and not before the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building, the taking of which would, in Landlord's opinion, prevent the economical operation of the Building, or if the grade of any street or alley adjacent to the Building is changed by any competent authority, and such taking or damage or change of grade makes it necessary or desirable to remodel the Building to conform to the taking or damage, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. In either of the events above referred to, Rent shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination, and the Tenant shall have no right to share in the condemnation sward or in any judgment for damages caused by such taking or the change of grade; provided, however, that Tenant shall have the right to pursue separately against the condemning authority any award available separately to Tenant for Tenant's moving and relocation expenses.

         17.   Default; Landlord's Rights and Remedies.

               (a) The occurrence of any one or more of the following matters constitutes a Default by Tenant under this Lease:

                      (i) Failure by Tenant to pay Rent or any installment thereof, within five (5) days of receipt of written or telephonic notice of Landlord's failure to receive such sums, so long as any late charge or penalty shall accrue as of the due date;

                      (ii) Failure by Tenant to pay, within five days of receipt of written or telephonic notice of Landlord's failure to receive such sums, so long as any late charge or penalty shall accrue as of the due date and any other moneys required to be paid by Tenant under this Lease;

                      (iii) Failure by Tenant to observe or perform any of the covenants in respect of assignment and subletting set forth in
               Section 13;

                      (iv) Failure by Tenant to cure forthwith, immediately after receipt of notice from Landlord, any hazardous condition which Tenant has created in violation of law or of this Lease;

                      (v) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, provided, however, that Tenant shall not be in default with respect to matters which cannot reasonably be cured within thirty (30) days so long as within such thirty (30) day period

          Tenant commences such cure and diligently proceeds to complete the same at all times thereafter;

               (vi) The levy upon or under execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released or discharged within thirty (30) days from the date of such filing;

               (vii) Tenant vacates or abandons the Premises or fails to take possession of the Premises when available for occupancy (the transfer of a substantial part of the operations, business and personnel of Tenant to some other location being deemed, without limiting the meaning of the term "vacates or abandons", to be a vacation or abandonment within the meaning of this clause (vii)), and Tenant thereafter does not pay Rent due under this Lease;

               (viii) Tenant becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant or for the major part of his property;

               (ix) A trustee or receiver is appointed for the Tenant or for the major part of its property and is not discharged within thirty
          (30) days after such appointment; and

               (x) Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law, or similar law for the relief of debtors, are instituted by or against Tenant, and, if instituted against Tenant, are allowed against it or are consented to by it or are not dismissed within sixty (60) days after such institution.

          (b) If a Default occurs which has not been cured or remedied during the applicable grace period, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed it by law:

               (i) Landlord may terminate this Lease by giving to Tenant written notice of the Landlord's election to do so, in which event the Term of this Lease shall end, and all right, title and interest of the Tenant hereunder shall expire, on the date stated in such notice;

               (ii) Landlord may terminate the right of the Tenant to possession of the Premises' without terminating this Lease by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of the Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice; and

               (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from the Tenant under any of the provisions of this Lease.

Any notice required to be given by Landlord pursuant to this Section 17(b) may be given concurrently with a notice of default pursuant to Section 17(a).

          (c) If Landlord exercises either the remedies provided for in subparagraphs (i) or (ii) of the foregoing Section 17(b), Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to the Landlord, and Landlord may then or at any time thereafter re-enter and take complete and peaceful possession of the Premises, with process of law, and Landlord may remove ail occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

          (d) If Landlord, pursuant to the provisions of Section 17(b)(ii) hereof, terminates the right of the Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder when due for the full Term, and Landlord shall have the right to immediate recovery of all amounts then due hereunder. In addition, Landlord shall have the right, from time to time, to recover from the Tenant, and the Tenant shall remain liable for, all Rent and any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Term. In any such case, the Landlord shall use reasonable efforts to, but shall be under no obligation to except to the extent required by law), relet the Premises or any part thereof for the account of the Tenant for such rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant relative to such resetting. Landlord shall, however, cooperate with Tenant in order to relet the Premises and minimize Tenant's damages, but this obligation shall not require Landlord to divert any prospective tenants from any other portion of the Building. Also in any such case the Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable and in connection therewith change the locks to the Premises, and the Tenant shall upon demand pay the cost thereof together with the Landlord's reasonable expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent herein provided to be paid by the Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no Default occurred. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of the Tenant or as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or shall operate to release the Tenant in whole or in part from any of the Tenant's obligations hereunder, and the Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

          (e) In the event of the termination of this Lease by Landlord as provided for by subparagraph (i) of Section 17(b), Landlord shall be entitled to recover from Tenant all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by the Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease which may be then owing and unpaid, and all costs and expenses, including court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty
     (x) the unamortized cost to the Landlord, computed and determined in accordance with generally accepted accounting principles, of the tenant improvements and alterations, if any, paid for and installed by Landlord pursuant to this Lease, and (y) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate rents at the same annual rate for the remainder of the Term as then in effect pursuant to the applicable provisions of Sections 1 and 2 of this Lease, over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, such present worth to be computed in each case on the basis of a per annum discount at the rate for United State's treasury bills then in effect having a term the same as the remaining Lease Term from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated, and
     (z) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of rent.

          (f) All property removed from the Premises by Landlord pursuant to any provision of this Lease or of law may be handled, removed or stored by Landlord at the cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. All property not removed from the Premises or not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale without further payment or credit by Landlord to Tenant.

          (g) If any action for breach of or to enforce any provision of this Lease is commenced, the court in such action shall award to the party in whose favor judgment is entered, a reasonable sum as attorneys' fees, which attorneys' fees shall be paid by the losing party in such action. Tenant shall pay all of Landlord's costs, charges, and expenses, including court costs and reasonable attorneys' fees, incurred by Landlord in any litigation in which Tenant causes the Landlord, without Landlord's fault, to become involved or concerned. Landlord shall pay all of Tenant's costs, charges and expenses, including court costs and reasonable attorney's fees, incurred by Tenant in any litigation in which Landlord causes Tenant without Tenant's fault to become involved or concerned.

          (h) In the event that Tenant shall file for protection under any Chapter of the Bankruptcy Code now or hereafter in effect, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one is appointed, assume or reject this Lease within sixty (60) days thereafter.

          18. Subordination.

          (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Building, the Land, the Real Property or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part of the Real Property, and may have heretofore or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed (any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee". Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor". Any Mortgage which is a first lien against the Building, the Land, the Real Property, the leasehold estate under a Ground Lease or any interest therein is herein tailed a "First Mortgage" and the holder or beneficiary of any First Mortgage is herein called a "First a Mortgagee"). If requested by the Mortgagee or Ground Lessor, Tenant will either (a) subordinate its interest in this Lease to said Mortgage, and to any and ail advances thereunder and to the interest thereon, and all renewals, replacements, amendments, modifications, and extensions thereof, or to said Ground Lease, or to both, or (b) make Tenant's interest in this Lease or certain of Tenant's rights hereunder superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by the Mortgagee or by any such Ground Lessor; provided that Tenant covenants it will not subordinate this Lease to any Mortgage other than a First Mortgage without the prior written consent of the First Mortgagee.

          (b) It is further agreed that (a) if any Mortgage shall be foreclosed, or if any ground or underlying lease be terminated, (i) the liability of the mortgagee or trustee hereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser, or owner is the owner of an interest in the Building or Land and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, if any Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any

     Mortgage, or upon request of the Ground Lessor, if any Ground Lease shall be terminated, Tenant will attorn as Tenant under this Lease to the Ground Lessor, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment so long as such instruments contain a reasonably satisfactory covenant of non-disturbance of Tenant; and (b) this Lease may not be modified or a amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the First Mortgagee and of any Ground Lessor.

          (c) Should any prospective First Mortgagee or Ground Lessor require a modification or modifications of this Lease, which modification or modifications will not cause an increase in the Rent stipulated hereunder or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) business days following the request therefor. Should any Landlord or prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing the names of the parties, a description of the Premises, and the term of this Lease) or a certification from the Tenant concerning the lease in such form as may be required by a prospective mortgagee or ground lessor, Tenant agrees to execute such short form of lease or certificate and deliver the same to Landlord within ten (10) days following the request therefor.

     19. Mortgagee Protection. Tenant agrees to give the First Mortgagee by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases, or otherwise) of the address of such First Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the First Mortgagee shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the First Mortgagee has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed, as aforesaid, for the First Mortgagee to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.

     20.  [Intentionally Omitted]

     21.  Subrogation and Insurance.

          (a) Landlord and Tenant agree to have all physical damage or material damage insurance which may be carried by either of them, and Tenant agrees to have all business interruption insurance which it carries, endorsed to provide that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting, any release or waiver of liability or recovery contained in any other section of this Lease, but rather in confirmation and furtherance thereof, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property or damages as a result of business interruption. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release and any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release and waiver is to invalidate insurance coverage or increase the cost thereof (provided that, in the case of increased cost, the other party shall have the right, within ten (10) days following written notice, to pay such increased cost keeping such release and waiver in full force and effect).

          (b) Tenant shall carry insurance during the entire Term hereof insuring Tenant and Landlord and Landlord's agents and beneficiaries and mortgagees with terms, coverages, and in companies satisfactory to Landlord and with such commercially reasonable increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

               (i) Comprehensive general liability insurance, including contractual liability insuring the indemnification provisions contained in this Lease, in an amount not less than $2,000,000.00 combined single limit per occurrence;

               (ii) "All risk" physical damage insurance, including sprinkler leakage, for the full replacement cost of all additions, property improvements, and property alterations to the Premises and of all office furniture, fixtures, office equipment, merchandise, and all other items of Tenant's property on the Premises; and

          The foregoing insurance may be provided by a company-wide blanket insurance policy or policies maintained by or on behalf of Tenant, provided that the same is reasonably satisfactory to Landlord.

          (c) Tenant shall, prior to the commencement of the Term and thereafter during the Term, furnish to Landlord policies or certificates issued by the respective carriers evidencing such coverage or replacements and renewals thereof, which policies or certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty
     (30) days' prior written notice to Landlord and Tenant.

          (d) Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authority and all requirements of Landlord's insurance companies, and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which, may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage. In the event of such increase in the cost of insurance or such requirement for additional insurance coverage, Tenant shall reimburse Landlord for the cost thereof.

     22. Nonwaiver. No waiver of any condition expressed in this Lease shall be implied by any neglect of either party to enforce any remedy on account of the violation of such condition whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting the provisions of Section 10, it is agreed that no receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment.

     23. Estoppel Certificate. The Tenant agrees that from time to time upon not less than ten (10) business days' prior request by Landlord, or the holder of any Mortgage or any ground lessor, the Tenant (or any permitted assignee, subtenant, licensee, concessionaire, or other occupant of the Premises claiming by, through, or under Tenant) will deliver to Landlord or to the holder of any Mortgage or ground lessor, a statement in writing signed by Tenant certifying
(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the lease as modified is in full force and effect and identifying the modifications); (b) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, (c) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (e) that there has been no prepayment of Rent other than that provided for in the Lease; (f) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any State thereof, and (g) such other matters as may be required by Landlord, the holder of any Mortgage or ground lessor. If Tenant requests a similar statement stain the status of this Lease Landlord shall provide same to Tenant within ten 10 business days.

     24. Tenant Authority to Execute Lease. In case Tenant is a partnership, Tenant represents and warrants that an authorized member of said partnership has executed this Lease on behalf of Tenant. Tenant shall supply evidence to Landlord that proves that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms.

     25. Real Estate Brokers. Tenant represents that Tenant has directly dealt with and only with the real estate broker or brokers disclosed in the Schedule (whose commission shall be paid by Landlord pursuant to a separate agreement with each such broker), as broker, in connection with this Lease and agrees to indemnify and hold Landlord harmless from all damages, liability, and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders, including LaSalle Partners, for any commission alleged to be due such broker or brokers or finders in connection with its participating in the negotiation with Tenant of this Lease.

     26. Notices. In every instance where it shall be necessary or desirable for Landlord to serve any notice or demand upon Tenant, it shall be sufficient to send a written or printed copy of such notice or demand by United States registered or certified mail, postage prepaid, addressed to Tenant at the address set forth in the Schedule and a copy thereof to: Hewitt Associates, 100 Half Day Road, Lincolnshire, Illinois 60015, Attention: C.L. Connolly, III, in which event the notice or demand shall be deemed to have been served at the time the same was posted plus two (2) business days, or to serve any such notice or demand personally. Any such notice or demand to be given by Tenant to Landlord shall, until further notice, be served personally or sent by United States registered or certified mail, postage prepaid, c/o Van Vlissingen and Co., One Overlook Point, Suite 100, Lincolnshire Corporate Center, Lincolnshire, Illinois 60069. Mailed communications to Landlord shall be deemed to have been served at the time the same were posted plus two (2) business days. Notwithstanding the foregoing, notices served with respect to emergency matters may be served personally or by telephone communication. Tenant is advised and acknowledges that until further notice to Tenant, Van Vlissingen & Co., the present agent of landlord, has authority to execute and deliver notices hereunder to Tenant on behalf of Landlord.

     27.  Miscellaneous.

          (a) Each provision of this Lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors, and assigns,; but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge, or subletting contrary to the provisions of
     Section 13.

          (b) No modification, waiver, or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing and signed by Landlord and Tenant.

          (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the agent of Landlord's beneficiary shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery.

          (d) The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in ail cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships, or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

          (e) The Schedule of Significant Terms, Supplemental Provisions, Clauses, plats, and riders, if any, endorsed an or affixed to this Lease are part hereof and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats, and riders, if any, held by Landlord shall control.

          (f) The headings of Sections are for convenience only and do not limit, expand, or construe the contents of the Sections.

          (g) Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer, or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

          (h) Time is of the essence of this Lease and of each and all provisions thereof.

          (i) All amounts (including, without limitation, Base Rent and Additional Rent) owed by Tenant to Landlord pursuant to any provision of this Lease, except for amounts successfully disputed by Tenant, shall bear interest at the annual rate of two percent (2%) over the corporate base rate of interest then in effect at the First National Bank of Chicago from the date of the expiration of the applicable required notice period until paid, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

          (j) The legal invalidity of any provision of this Lease shall not impair or affect in any manner the validity, enforceability, or effect of the rest of this Lease.

          (k) All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord (and its beneficiary and their agents) and Tenant.

          (l) Upon written request from Landlord, Tenant shall furnish Landlord a copy of Tenant's most recent audited and certified financial statement, if same is prepared, and if not, the unaudited Balance Sheet and Income Statement of Tenant certified by a responsible financial officer of Tenant.

     28. Landlord's Authority and Quiet Enjoyment. Landlord covenants and represents that it has full and complete authority to enter into this Lease under all of the terms, conditions, and provisions set forth herein, and, subject to the terms, provisions, and conditions hereof, so long as Tenant keeps and substantially performs each and every term, provision, and condition herein contained on the part of Tenant to be kept and performed and so long as Tenant is not in default hereunder, Tenant shall, during the Term hereof, peacefully and quietly enjoy the Premises without hinderance or molestation by Landlord, its successors and assigns, subject to the covenants, agreements, terms provisions and conditions of this Lease or by any other person awfully claiming by, through or under the same, subject to the covenants, agreements, terms, provisions and conditions of this Lease and the effect of the application of same.

     29. Landlord. The term "Landlord" as used in this Lease means only the owner or owners at the time being of the Building so that in the event of any assignment, conveyance, or sale, once or successively, of the Building, or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance, or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance, or assignment, and Tenant agrees to look solely to such purchaser, grantee, or assignee with respect thereto. This Lease shall not be affected by any such assignment, conveyance, or sale, and Tenant agrees to attorn to the purchaser, grantee, or assignee.

     30. Title and Covenant Against Liens. The Landlord's title is and always shall be paramount to the title of the Tenant and nothing in this Lease contained shall empower the Tenant to do any act which can, shall, or may encumber the title of the' Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Real Property, the Land, the Building, or the Premises or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, to immediately pay and remove same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, a whether created by act of Tenant, operation of law, or otherwise, to attach to or be placed upon the Real Property, Land, Building, or Premises, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens so attach and Tenant fails to pay and remove same within fifteen (15) days, landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 27(i) hereof for amounts owed Landlord by Tenant. Such sums shall be deemed to be additional rent due and payable by Tenant upon receipt of notice or demand.

     31. [Intentionally Omitted]

     32. Parking. Tenant shall not use or permit its employees to use more than the number of parking spaces set forth in the Schedule of Significant Terms. Tenant, its servants, employees, customers, invitees, and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes, no parking zones, driving speed zones and designated reserved, visitor and handicapped spaces, and when parking, always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone, or designated visitor, reserved or handicapped area. All vehicles shall be parked at the sole risk of the owner and Landlord assumes no responsibility for any damage to or loss of vehicles.

     33. [Intentionally Omitted]

     34. Exculpatory Provisions. Landlord covenants and agrees that no partner-of Tenant shall have any personal liability for payment of any sums due hereunder, including but not limited to or for observance or performance of any of the covenants and agreements contained in this Lease and that the landlord will not seek or resort to the personal assets of the partners for payment or performance of any of such, all with the same force and effect as though the Tenant were an amply capitalized corporation with the partners being the shareholders thereof. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its beneficiaries, or agents or representatives of said beneficiaries), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that no Landlord nor any of its beneficiaries shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues, and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by,' nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Trust Company of Chicago, Illinois, individually or personally, but only as trustee under the provisions of a Trust Agreement dated December 5; 1986; and known as its Trust No. 100792-00 or against any of the beneficiaries under the said Trust No. 100792-00 or any beneficiaries under any land trust which may become the owner of the Land or Building, on account of this Lease or on account of any representation, warranty, covenant, undertaking, or agreement of Landlord in this lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by ail persons claiming by, through, or under Tenant; and that this Lease is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee. Landlord and Tenant hereby acknowledge that Van Vlissingen and Co. is acting as Agent only. Van Vlissingen and Co. shall not be held liable to Tenant for the fulfillment or non-fulfillment of any of the terms and conditions of this Lease or far any action or proceedings that may be taken by Landlord against Tenant.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed on the date first above written.

                                          LANDLORD:

                                          AMERICAN NATIONAL BANK AND TRUST
                                          COMPANY OF CHICAGO, ILLINOIS, not
                                          personally, but solely as Trustee
                                          aforesaid

                                          By: Van Vlissingen and Co, its duly
                                          authorized agent
ATTEST:
/s/ Charles R. Lamphire                   By: /s/ Rachel G. Lamphire
-----------------------------------           ----------------------------------

                                          TENANT:

                                          HEWITT ASSOCIATES
                                          -----------------

                                          By: /s/ C.L. Connolly III
                                             -----------------------------------
                                              Title: Partner
                                                    ----------------------------

                            FIRST AMENDMENT TO LEASE

     THIS AGREEMENT made as of the 31st day of July, 1989, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, ILLINOIS, as Trustee under Trust Agreement dated May 1, 1989 known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES ("Tenant").

                                   WITNESSETH

     WHEREAS, American National Bank and Trust Company of Chicago, Illinois, as Trustee under Trust Agreement dated December 5, 1986 known as Trust No. 100792-00 ("Trust 100792-00") and Tenant entered into a written lease dated May 15, 1989 ("Lease") under which Lease Trust 100792-00 demised to Tenant Suites 140, 260, 300, 400, 500 and 600 ("Premises") in the building known as One Overlook Point, Lincolnshire. Illinois ("Building"); and

     WHEREAS, subsequent to the execution of the Lease, Landlord acquired title to the Premises and succeeded to Trust 100792-00's interest in the Lease; and

     WHEREAS, Landlord and Tenant desire to amend the Lease in the manner hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby amended as follows:

     1. The Base Rent (Annual Amount) set forth on page 1 of the Schedule of Significant Terms for the period 7/1/89 - 7/14/89 is hereinafter amended to read $1,809,063.84 and the sum of $1,688,459.58 is deleted.

     2. Except as amended by this First Amendment to Lease, all the terms, covenants and conditions of the Lease, and all the rights and obligations of Landlord thereunder, shall remain in full force and effect during the term of the Lease and any extension thereof and are not otherwise altered, amended, revised or changed.

     3. Landlord covenants and agrees that no partner of Tenant shall have any personal liability for payment of any sums due hereunder, including but not limited to or for observance or performance of any of the covenants and agreements contained in this Amendment and that the Landlord will not seek or resort to the personal assets of the partners for payment or performance of any of such, all with the same force and effect as though the Tenant were an amply capitalized corporation with the partners being the shareholders thereof. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and a intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment` and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its beneficiaries, or agents or representatives of said beneficiaries), the Tenant shall look solely to the interests of such Landlord in the Building and a Land; that no Landlord nor any of its beneficiaries shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues, and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Trust Company of Chicago, Illinois, individually or personally, but only as trustee under the provisions of a Trust Agreement dated May 1, 1989, and known as its Trust No. 108178-07 or against any of the beneficiaries under the said Trust No. 108178-07 or any beneficiaries under any land trust which may become the owner of the Land or Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking, or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant: and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee. Landlord and Tenant hereby acknowledge that Van Vlissingen and Co. is acting as Agent only. Van Vlissingen and Co. shall not be held liable to Tenant for the fulfillment or non-fulfillment of any of the terms and conditions of this Amendment or for any action or proceedings that may be taken by Landlord against Tenant.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

                                    LANDLORD:

                                    AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                    CHICAGO, ILLINOIS, not personally, but
                                    solely as Trustee aforesaid

                                    By: Van Vlissingen and Co, its duly
                                        authorized agent

ATTEST:
/s/ Rachel Lamphire                 By: /s/ Charles R. Lamphire
---------------------------------      -----------------------------------------

                                    Executive Vice President


                                    TENANT:

                                    HEWITT ASSOCIATES

                                    By: /s/ C.L. Connolly III
                                        ----------------------------------------
                                        Its: Partner
                                            ------------------------------------

                            SECOND AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 1/st/ day June, 1994, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989 (as amended, the "Lease"), which Lease was assigned to Tenant by Hewitt Associates on January 3, 1994, under which Lease Landlord demised to Tenant Suites 140, 260, 300, 400, 500 and 600 ("Premises") in the building located at one Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, Landlord and Tenant desire to add additional space to the Premises and to amend the Lease in certain respects as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby amended as follows:

     1. DEFINED TERMS. The following terms shall have the respective meanings set forth below:

Additional Premises Base Rent
(annual amount)                   10/01/94 - 05/31/95    $249,782.60
                                  06/01/95 - 05/31/96     254,778.25
                                  06/01/96 - 05/31/97     259,873.82
                                  06/01/97 - 05/31/98     265,071.29
                                  06/01/98 - 05/31/99     270,372.72
                                  06/01/99 - 05/31/00     275,780.17
                                  06/01/00 - 05/31/01     281,295.78
                                  06/01/01 - 05/31/02     286,921.69
                                  06/01/02 - 05/31/03     292,660.13
                                  06/01/03 - 05/31/04     298,513.33
Additional Premises
Monthly Base Rent:                10/01/94 - 05/31/95    $ 20,815.22
                                  06/01/95 - 05/31/96      21,231.52
                                  06/01/96 - 05/31/97      21,656.15
                                  06/01/97 - 05/31/98      22,089.27
                                  06/01/98 - 05/31/99      22,531.06
                                  06/01/99 - 05/31/00      22,981.68
                                  06/01/00 - 05/31/01      23,441.31
                                  06/01/01 - 05/31/02      23,910.14
                                  06/01/02 - 05/31/03.     24,388.34
                                  06/01/03 - 05/31/04      24,876.11

Additional Premises               October 1, 1994
Commencement Date:

Tenant's Additional Premises      7.85%
Premises Proportionate Share:

Additional Premises:              Those certain premises outlined on the floor
                                  plan attached to this Amendment as Exhibit A-1 on the 2nd floor of the Building and known as Suite 290, containing approximately 16,630 rentable square feet.

Additional Premises Broker:       Van Vlissingen and Co.


     All other capitalized terms used herein shall have the same meanings as in the Lease unless otherwise defined herein.

     2. ADDITIONAL PREMISES. Effective as of the Additional Premises Commencement Date and for a lease term expiring concurrently with the initial Term the Premises shall include the Additional Premises.

     3. BASE RENT. Tenant shall pay annual Base Rent to Landlord for the Additional Premises in the amount equal to the Additional Premises Base Rent, payable in monthly installments in the amount equal to the Additional Premises Monthly Base Rent, in advance on the Additional Premises Commencement Date and on the first day of each calendar month thereafter of the Term, and at the same rate prorated for fractions of a month if the Additional Premises Commencement Date is not the first day of a calendar month. The Additional Premises Base Rent shall be payable in the manner set forth in Section 1 of the Lease in addition to the Base Rent payable for the remainder of the Premises. All references in the Lease to Base Rent shall be deemed to include the Additional Premises Base Rent.

     4. ADDITIONAL RENT.

        (a) Tenant shall pay Additional Rent for the Additional Premises in accordance with Section 2 of the Lease and this Section 4. Additional Rent shall be calculated separately for the Additional Premises apart from the remainder of the Premises for the Adjustment Year in which the Additional Premises Commencement Date occurs based on the Additional Premises Tenant's Proportionate Share. Additional Rent for the Additional Premises shall commence effective as of the earlier of the Additional Premises Commencement Date or the date of occupancy by Tenant of the Additional Premises, and shall be prorated for such year based on the number of days in such Adjustment Year from and after such date.

        (b) For each Adjustment Year following the Adjustment Year in which the Additional Premises Commencement Date occurs, Tenant shall pay Additional Rent for the Additional Premises together with Additional Rent for the remainder of the Premises. For purposes of calculating Additional Rent for both the Additional Premises and the remainder of the Premises, all references in the Lease to Tenant's Proportionate Share shall be deemed to include the Additional Premises Tenants Proportionate Share.

     5. PARKING. Subject to the terms of Section 32 of the Lease, Landlord shall reserve for Tenant's use an additional four (4) reserved indoor parking.

     6. LEASE INDUCEMENT ALLOWANCE. Landlord shall provide Tenant with an allowance in the amount of $125,317 ("Lease Inducement Allowance") which shall be payable upon full execution of this Amendment by the parties.

     7. PRIOR OCCUPANCY. Landlord may authorize Tenant to take possession of all or any part of the Additional Premises prior to the Additional Premises Commencement Date. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of the Lease shall apply to and shall control such occupancy, except for the obligation to pay the Additional Premises Base Rent. Additional Rent for such occupancy shall be paid upon occupancy and on the first of each calendar month thereafter, as determined in accordance with Paragraph 4 above. If the Additional Premises are occupied for a fractional month, the Additional Rent applicable to the Additional Premises shall be prorated on a per diem basis.

     8. DELIVERY OF POSSESSION. Landlord shall give possession of the Additional Premises on the Additional Premises Commencement Date.

     9. CONDITION OF ADDITIONAL PREMISES. Tenant's taking possession of the Additional Premises shall be conclusive evidence against Tenant that the Additional Premises were then in good order and satisfactory condition. No promises of Landlord to alter, remodel, improve, repair, decorate, or clean the Additional Premises or any part thereof have been made, and no representation respecting the condition of the Additional Premises, the Building, or the Land, has been made to Tenant by or on behalf of Landlord. Tenant is leasing the Additional Premises in its "as is" condition.

     10. REAL ESTATE BROKERS. Tenant represents that it has dealt with, and only with the Additional Premises Brokers as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability, and expense (including reasonable attorneys fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     11. LEASE IN FULL FORCE AND EFFECT. Except for the provisions of this Amendment, all the terms, covenants, and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     12. ESTOPPEL. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord, its agents or beneficiaries, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease.

     13. TERMINATION RIGHT. Tenant shall have the option to terminate this Lease with respect to the Additional Premises only, effective September 30, 1999 ("Effective Date") by delivery of written notice of such election to Landlord at least one (1) year a prior to the Effective Date, time being of the essence, and payment of a cancellation fee simultaneously with Tenant's cancellation notice equal to the unamortized sum as of the Effective Date of the $125,317 Lease Inducement Allowance. The foregoing amount shall be amortized on a straight line basis over that portion of initial, term of the Lease applicable to the Additional Premises with interest at eight percent (8%) per annum,

     14. DOORS. Tenant shall be allowed to utilize the non building standard doors which have been removed from the building located at Three Overlook Point, Lincolnshire, Illinois, in the Additional Premises, without Landlord's charge or mark-up. These doors may be stored at the Additional Premises.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

This instrument is executed by the undersigned Land Trustee, not personally but solely as Trustee in the exercise of the power and authority conferred upon and vested in it as such Trustee. It is expressly understood and agreed that all the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.


                                        LANDLORD:

                                        AMERICAN NATIONAL BANK AND TRUST COMPANY
                                        OF CHICAGO, not personally but as
                                        Trustee aforesaid

                                        By: /s/ M.D. Mann
                                            ------------------------------------
                                            Its: 2/nd/ V.P
                                                --------------------------------

                                        TENANT:

                                        HEWITT ASSOCIATES LLC

                                        By: /s/ C.L. Connolly III
                                            ------------------------------------
                                            Its:  Principal
                                                --------------------------------

                            THIRD AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 1st day of July, 1995, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated stay May 1, 1989 and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H :

     WHEREAS, Landlord sad Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment dated as of July 31, 1989 and Second Amendment dated June 1, 1994 (as amended, the "Lease"), which Lease was assigned to Tenant by Hewitt Associates an January 3, 1994, under which Lease Landlord demised to Tenant Suites 140, 260, 290, 300, 400, 500 and 600 ("Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, Landlord and Tenant desire to add additional apace to the Premises and to amend the Lease in certain respects as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby amended as follows:

     1. DEFINED TERMS. The following terms shall. have the respective meanings set forth below:

Additional Premises Base Rent
(annual amount)                   07/01/96 - 12/31/96     $67,824.90

Additional Premises
Monthly Base Rent:                07/01/96 - 12/31/96     $5,652.08

Additional Premises
Commencement Date:                July 1, 1996

Tenant's Additional Premises
Premises Proportionate Share:     2.02%

Additional Premises:              Those certain premises outlined on the floor
                                  plan attached to this Amendment as Exhibit A-1 on the lot floor of the Building and known as Suite 190, containing approximately 4,290 rentable square feet.

Additional Premises Broker:       Van Vlissingen and Co.

     All other capitalized terms used herein shall have the same meanings as in the Lease unless otherwise defined herein.

     2. ADDITIONAL PREMISES. Effective as of the Additional Premises Commencement Date and for a lease term expiring December 31, 1996, the Premises shall include the Additional Premises.

     3. BASE RENT. Tenant shall pay annual Base Rent to Landlord for the Additional Premises in the amount equal to the Additional Premises Base Rent, payable in monthly installments in the amount equal to the Additional Premises Monthly Base Rent, in advance on the Additional Premises Commencement Date and on the first day of each calendar month thereafter of the Term, and at the same rate prorated for fractions of a month if the Additional Premises Commencement Date is not the first day of a calendar month. The Additional Premises Ease Rent shall be payable in the manner set forth in Section 1 of the Lease in addition to the Base Rent payable for the remainder of the Premises. All references in the Lease to Base Rent shall be deemed to include the Additional Premises Base Rent.

     4. ADDITIONAL RENT.

        (a) Tenant shall pay Additional Rent for the Additional Premises in accordance with Section 2 of the Lease and this Section 4. Additional Rent shall be calculated separately for the Additional Premises apart from the remainder of the Premises for the Adjustment Year in which the Additional Premises Commencement Date occurs based on the Additional Premises Tenant's Proportionate Share. Additional Rent for the Additional Premises shall commence effective as of the earlier of the Additional Premises Commencement Date or the date of occupancy by Tenant of the Additional Premises, and shall be prorated for such year based on the number of days in such Adjustment Year from and after such date.

        (b) For each Adjustment Year following the Adjustment Year in which the Additional Premises Commencement Date occurs, Tenant shall pay Additional Rent for the Additional Premises together with Additional Rent for the remainder of the Premises. For purposes of calculating Additional Rent for both the Additional Premises and the remainder of the Premises, all references in the Lease to Tenant's Proportionate Share shall be deemed to include the Additional Premises Tenant's Proportionate Share.

     5. PARKING. Subject to the terms of Section 32 of the Lease, as of the Additional Premises Commencement Date, Tenant shall be allocated an additional 15 unreserved exterior parking spaces.

     6. DELIVERY OF POSSESSION. Landlord shall give possession of the Additional Premises on the Additional Premises Commencement Date.

     7. CONDITION OF ADDITIONAL PREMISES. Tenant's taking possession of the Additional Premises shall be conclusive evidence against Tenant that the Additional Premises were then in good order and satisfactory condition. No promises of Landlord to alter, remodel, improve, repair, decorate, or clean the Additional Premises or any part thereof have been made, and no representation respecting the condition of the Additional Premises, the Building, or the Land, has been made to Tenant by or on behalf of Landlord. Tenant is leasing the Additional Premises in its "as is" condition.

     8. REAL ESTATE BROKERS. Tenant represents that it has dealt with, and only with the Additional Premises Brokers as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability, and expense (including reasonable attorneys fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     9. LEASE IN FULL FORCE AND EFFECT. Except for the provisions of this Amendment, all the terms, covenants, and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full farce and effect, and are not otherwise altered, amended, revised or changed.

     10. ESTOPPEL. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord, its agents or beneficiaries, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease.

     11. TERMINATION RIGHT. Tenant shall have the right to terminate the Lease with respect to the Additional Premises only without penalty or charge in the event that the building to be located at Two Overlook Point in Lincolnshire, Illinois is completed and Tenant enters into a lease therefor with the owner thereof which commences prior to the termination date of the Lease with respect to the Additional Premises, effective upon the commencement date of Tenant's lease with the owner of Two Overlook Point. On such termination, Tenant's obligation to pay Base Rent and Additional Rent for periods subsequent to termination, as specified herein shall terminate.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

This instrument is executed by the undersigned Land Trustee, not personally but solely as Trustee in the exercise of the power and authority conferred upon and vested in it as such Trustee. It is expressly understood and agreed that all the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.

                                        LANDLORD:

                                        AMERICAN NATIONAL BANK AND TRUST COMPANY
                                        OF CHICAGO, not personally but as
                                        Trustee aforesaid

                                        By:   /s/ M.D. Mann
                                              ----------------------------------
                                              Its: 2/nd/ Vice President
                                                   -----------------------------

                                        TENANT:

                                        HEWITT ASSOCIATES LLC

                                        By:   /s/ C.L. Connolly III
                                              ----------------------------------
                                              Its: Principal
                                                  ------------------------------

                            FOURTH AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 24/th/ day of July, 1997 and effective as of the 31/st/ day of December, 1996, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated MAY 1, 1989, and known apt Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989 and Second Amendment to Lease dated June 1, 1994 and Third Amendment to Lease dated July 1, 1995 (as amended, the ("Lease"), under which Lease Landlord demised to Tenant Suites 240, 190, 260, 290, 300, 400, 500 and 600 (Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the partial hereto desire to extend the term of the Lease with respect to Suite 190 and to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further amended as follows:

     1. Extended Term. The term of the Lease with respect to Suite 190 is hereby extended from December 31, 1996 to July 31, 2000, on the same terms and conditions as met forth in the Lease, except as modified herein and unless sooner terminated pursuant to the terms of the Lease.

     2. Rent: *As of August 1, 1997, the Base Rent payable with respect to Suite 190 under the Lease shall be as follows:

            Period              Annual Base Rent         Monthly Installment
            ------              ----------------         -------------------

      08/01/97 - 07/31/98          $67,824.90                 $5,652.08
      08/01/98 - 07/31/99          $69,181.40                 $5,765.12
      08/01/99 - 07/31/00          $70,565.03                 $5,880.42

     3. Termination Right. The termination right granted in Paragraph 11 of the Third Amendment to Lease is deleted in its entirety, effective December 31, 1996.

     4. Real Estate Brokers. Tenant represents that it has dealt with, and only with Van Vlissingen and Co., as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands

___________________


* The Base Rent for Suite 190 for the period of January 1, 1997 through July 31, 1997 (in the amount of $5,652.08 per month) has been paid in full.

of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     5. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Leads and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     6. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

     7. Exculpatory Provisions. It is expressly understood and agreed by and between the partied hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor American National Bank and Trust Company of Chicago, as Trustee of Trust No. 108178-07 shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon say Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Truest Company, of Chicago, an Trustee under Trust No. 108178-01 or any beneficiaries under any land trust which may become the owner of the Building, an account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persona claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

                                             LANDLORD:

                                             AMERICAN NATIONAL BANK AND TRUST
                                             COMPANY OF CHICAGO, not personally
                                             but as Trustee aforesaid

                                             By: /s/ J. Smith
                                                 -------------------------------
                                                 Its:  Trust Officer
                                                     ---------------------------

                                             TENANT:

                                             HEWITT ASSOCIATES LLC

                                             By: /s/ C.L. Connolly III
                                                 -------------------------------
                                                 Its:  Principal
                                                     ---------------------------

                            FIFTH AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 13th day of March , 1998, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989 and Second Amendment to Lease dated June 1, 1994 and Third Amendment to Lease dated July 1, 1995 and Fourth Amendment to Lease dated July 24, 1997 (as amended, the "Lease"), under which Lease Landlord demised to Tenant Suites 140, 190, 260, 290, 300, 400, 500 and 600 (Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the parties hereto desire to expand the Tease to add Suite 130 to the Premises and to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further amended as follows:

     1. Addition of Suite 130. The Leases is hereby amended by adding to the Premises Suite 130 containing approximately 3,824 square feet ("Suite 130") for a term beginning April 1, 1998 (the "Effective Date") and ending March 31, 2001. Suite 130 shall be leased to Tenant during the aforesaid term in its current condition, "as is" and on such other terms and conditions provided in the Lease as modified by this Amendment. Upon taking possession of Suite 130, Tenant shall deliver to Landlord an estoppel certificate reasonably satisfactory to Landlord and Tenant. Landlord is unable to give possession of Suite 130 to Tenant on April 1, 1998, Landlord shall not be subject to any liability for failure to give possession, but the rent to be paid for Suite 130 shall not commence until the date on which possession is delivered to Tenant.

     2. Rent. As of April 1, 1998, the Base Rent payable with respect to Suite 130 under the Lease shall be as follows:

              Period              Annual Base Rent     Monthly Installment
              ------              ----------------     -------------------

        04/01/98 - 03/31/99          $61,184.00             $5,098.67
        04/01/99 - 03/31/00          $62,407.68             $5,200.64
        04/01/00 - 03/31/01          $63,655.83             $5,304.65

     3. Tenant's Proportionate Share. Commencing on the Effective Date, the Tenant's Proportionate Share with respect to Suite 130 shall be 1.81%.

     4. Parking Spaces. Commencing on the Effective Date, the Maximum (unreserved) Exterior Parking Spaces with respect to Suite 130 shall be 13.

     5. Real Estate Brokers. Tenant represents that it has dealt with, and only with Van Vlissingen and Co., as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     6. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     7. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

     8. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor American National Bank and Trust Company of Chicago, as Trustee of Trust No. 108178-07 shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Trust Company of Chicago, as Trustee under Trust No. 108178-07 or any beneficiaries under any land trust which may become the owner of the Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

                                                   LANDLORD:

                                                   AMERICAN NATIONAL BANK AND
                                                   TRUST COMPANY OF CHICAGO, not
                                                   personally but as Trustee
                                                   aforesaid

                                                   By: /s/ J. Smith
                                                       -------------------------
                                                       Its: Trust Officer
                                                            --------------------

                                                   TENANT:

                                                   HEWITT ASSOCIATES LLC

                                                   By:  /s/ C.L. Connolly III
                                                       -------------------------
                                                       Its:  Principal
                                                            --------------------

                            SIXTH AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 31st day of August, 1998, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989 and Second Amendment to Lease dated June 1, 1994 and Third Amendment to Lease dated July 1, 1995, Fourth Amendment to Lease dated July 24, 1997 and Fifth Amendment to Lease dated March 13, 1998 (as amended, the "Lease"), under which Lease Landlord demised to Tenant Suites 140, 190, 260, 290, 300, 400, 500 and 600 (Premises")
in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the parties hereto desire to expand the Lease to add Suite 120 to the Premises and to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further: amended as follows:

     1. Addition of Suite 120. The Lease is hereby amended by adding to the Premises Suite 120 containing approximately 1,740 square feet ("Suite 120") for a term beginning November 1, 1998 (the "Effective Date") and ending October 31, 2001. Suite 120 shall be leased to Tenant during the aforesaid term in its current condition, "as is" and on such other terms and conditions provided in the Lease as modified by this Amendment. Upon taking possession of Suite 120, Tenant shall deliver to Landlord an estoppel certificate reasonably satisfactory to Landlord and Tenant. If Landlord is and Tenant unable to give possession of Suite 120 to Tenant on November 1, 1998, Landlord shall not be subject to any liability for failure to give possession, but the rent to be paid for Suite 120 shall not commence until the date on which possession is delivered to Tenant.

     2. Rent. As of November 1, 1998, the Base Rent payable with respect to Suite 120 under the Lease shall be as follows:

                                                            Monthly
              Period              Annual Base Rent        Installment
              ------              ----------------        -----------

        11/01/98 - 10/31/99          $27,840.00            $2,320.00
        11/01/99 - 10/31/00          $28,396.80            $2,366.40
        11/01/00 - 10/31/01          $28,964.74            $2,413.73

     3. Tenants Proportionate Share. Commencing on the Effective Date, the Tenant's Proportionate Share with respect to Suite 120 shall be .82%.

     4. Parking Spaces. Commencing on the Effective Date, the Maximum (unreserved) Exterior Parking Spaces with respect to Suite 120 shall be 6 .

     5. Real Estate Brokers. Tenant represents that it has dealt with, and only with Van Vlissingen and Co., as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages,. liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     6. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or charged.

     7. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

     8. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor American National Bank and Trust Company of Chicago, as Trustee of Trust No. 108178-07 shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal, liability or personal responsibility of any sort is assumed by, nor shall, at any time be asserted or enforceable against, Landlord, American National Hank and Trust Company of Chicago, as Trustee under Truest No. 108178-07 or any beneficiaries under any land trust which may become the owner of the Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written:

                                                LANDLORD:

                                                AMERICAN NATIONAL BANK AND
                                                TRUST COMPANY OF CHICAGO, not
                                                personally but as Trustee
                                                aforesaid
                                                By:  /s/ M.D. Mann
                                                     ---------------------------
                                                     Its:  Vice President
                                                           ---------------------

                                                TENANT:

                                                HEWITT ASSOCIATES LLC

                                                By:   /s/ C.L. Connolly III
                                                    ----------------------------
                                                    Its: Principal
                                                        ------------------------

                           SEVENTH AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 1st day of February, 2000, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989, Second Amendment to Lease dated June 1, 1994, Third Amendment to Lease dated July 1, 1995, Fourth Amendment to Lease dated July 24, 1997, Fifth Amendment to Lease dated March 13, 1998, and Sixth Amendment to Lease dated August 31, 1998 (as amended, the "Lease"), under which Lease Landlord demised to Tenant Suites 120, 130, 140, 190, 260, 290, 300, 400, 500, and 600 ("Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the parties hereto desire to extend the term of the Lease with respect to Suite 190 and to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further amended as follows:

     1. Extended Term. The term of the Lease with respect to Suite 190 is hereby extended to July 31, 2001 on the same terms and conditions as set forth in the Lease, except as modified herein and unless sooner terminated pursuant to the terms of the Lease.

     2. Rent. As of August 1, 2000, the Base Rent payable with respect to Suite 190 under the Lease shall be as follows:

                                  Annual           Monthly
            Period               Base Rent       Installment
            ------               ---------       -----------

      08/01/00 - 07/31/01       $71,976.33        $5,998.03

     3. Real Estate Brokers. Tenant represents that it has dealt with, and only with Van Vlissingen and Co., as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     4. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     5. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

     6. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor American National Bank and Trust Company of Chicago, as Trustee of Trust No. 108178-07 shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Trust Company of Chicago, as Trustee under Trust No. 108178-07 or any beneficiaries under any land trust which may become the owner of the Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed on the date first above written.

                                         LANDLORD:

                                         AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO, not personally but
                                         as Trustee aforesaid

                                         By: /s/ David J. Little
                                             -----------------------------------
                                             Its:  Assistant Vice President
                                                  ------------------------------

                                         TENANT:

                                         HEWITT ASSOCIATES LLC

                                         By:  /s/ C.L. Connolly III
                                             -----------------------------------
                                             Its: Principal
                                                 -------------------------------

                            EIGHTH AMENDMENT TO LEASE

     THIS AMENDMENT, made as of the 1st day of December, 2000, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989 as amended by First Amendment to Lease dated as of July 31, 1989, Second Amendment to Lease dated June 1, 1994, Third Amendment to Lease dated July 1, 1995, Fourth Amendment to Lease dated July 24, 1997, Fifth Amendment to Lease dated March 13, 1998, Sixth Amendment to Lease dated August 31, 1998 and Seventh Amendment to Lease dated February 1, 2000 (as amended, the "Lease"), under which Lease Landlord demised to Tenant Suites 120, 130, 140, 190, 2.60, 290, 300, 400, 500, and 600 ("Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the parties hereto desire to extend the term of the Lease with respect to Suites 120, 130 and 190 and to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further amended as follows:

     1. Extended Term. The term of the Lease with respect to Suites 120, 130 and 190 is hereby extended to May 31, 2004 on the same terms and conditions as set forth in the Lease, except as modified herein and unless sooner terminated pursuant to the terms of the Lease.

     2. Suite 120 Rent. As of November 1, 2001, the Base Rent payable with respect to Suite 120 under the Lease shall be as follows:

                                     Annual            Monthly
              Period                Base Rent        Installment
              ------                ---------        -----------

        11/01/01 - 10/31/02        $29,544.03         $2,462.00
        11/01/02 - 10/31/03        $30,134.92         $2,511.24
        11/01/03 - 05/31/04        $30,737.61         $2,561.47

     3. Suite 130 Rent. As of April 1, 2001, the Base Rent payable with respect to Suite 130 under the Lease shall be as follows:

                                     Annual
              Period                Base Rent        Installment
              ------                ---------        -----------

        04/01/01- 03731/02         $64,928.95         $5,410.75
        04/01/02 - 03/31/03        $66,227.53         $5,518.96
        04/01/03 - 05/31/04        $67,552.08         $5,629.34

     4. Suite 190 Rent. As of August 1, 2001, the Base Rent payable with respect to Suite 190 under the Lease shall be as follows:

                                     Annual            Monthly
              Period                Base Rent        Installment
              ------                ---------        -----------

        08/01/01 - 07/31/02        $73,415.86        $6,117.99
        08/01/02 - 07/31/03        $ 74,884.17        $6,240.35
        08/01/03 - 05/31/04        $ 76,381.86        $6,365.16

     5. Real Estate Brokers. Tenant represents that it has dealt with, and only with Van Vlissingen and Co., as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment.

     6. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     7. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

     8. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor American National Bank and Trust Company of Chicago, as Trustee of Trust No. 108178-07 shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, American National Bank and Trust Company of Chicago, as Trustee under Trust No. 108178-07 or any beneficiaries under any land trust which may become the owner of the Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

                                        LANDLORD:

                                        AMERICAN NATIONAL BANK AND TRUST COMPANY
                                        OF CHICAGO, not personally but as
                                        Trustee aforesaid

                                        By:  /s/ Georgean C. Losurdo
                                            ------------------------------------
                                           Its:  Asst. Vice President
                                                --------------------------------

                                        TENANT:

                                        HEWITT ASSOCIATES LLC

                                        By:  /s/ C.L. Connolly III
                                             -----------------------------------
                                             Its:  Principal
                                                  ------------------------------

                               ONE OVERLOOK POINT
                            NINTH AMENDMENT TO LEASE

     THIS NINTH AMENDMENT TO LEASE (this "Amendment") is made as of the 28a' day of September, 2001, between LA SALLE BANK NATIONAL ASSOCIATION, not personally but as Successor Trustee to American National Bank And Trust Company of Chicago, under Trust Agreement dated May 1, 1989 and known as Trust No. 108178-07 ("Landlord") and HEWITT ASSOCIATES LLC ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are parties to a written lease dated May 15, 1989, as amended by First Amendment to Lease dated as of July 31, 1989, Second Amendment to Lease dated June 1, 1994, Third Amendment to Lease dated July 1, 1995, Fourth Amendment to Lease dated July 24, 1997, Fifth Amendment to Lease dated March 13, 1998, Sixth Amendment to Lease dated August 31, 1998, Seventh Amendment to Lease dated February 1, 2000 and Eighth Amendment to Lease dated December 1, 2000 (as amended, the "Lease"), under which Lease Landlord demised to Tenant Suites 120, 130, 140, 190, 260, 290, 300, 400, 500, and 600
("Premises") in the building located at One Overlook Point, Lincolnshire Corporate Center, Illinois ("Building"); and

     WHEREAS, the Lease provides the Tenant with the right to extend the Lease for two (2) additional five (5) year terms, and the Tenant wishes to exercise its right to the first of the two (2) extensions; and

     WHEREAS, the parties hereto desire to amend the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Lease is hereby further amended as follows:

     1. Extended Term. The term of the Lease is hereby extended to May 31, 2009 on the same terms and conditions as set forth in the Lease, except as modified herein and unless sooner terminated pursuant to the teens of the Lease.

     2. Rent. As of June 1, 2004 (the "Extended Term Commencement Date"), the Base Rent payable under the Lease for the entire Premises shall be as follows:

                                   Annual            Monthly
              Period              Base Rent        Installment
              ------              ---------        -----------

        06/01/04 - 05/31/05     $2,764,084.60      $230,340.38
        06/01/05 - 05/31/06     $2,819,169.56      $234,930.80
        06/01/06 - 05/31/07     $2,876,221.84      $239,685.15
        06/01/07 - 05/31/08     $2,933,274.12      $244,439.51
        06/01/08 - 05/31/09     $2,992,293.72      $249,357.81
        06/01/08 - 05/31/09     $2,992,293.72      $249,357.81

     3. Construction Management Fee. Under Section 6 of the Lease, Landlord is entitled to a fee for construction management services of five percent (5%) of the costs of all alterations, improvements, or additions to the Premises. Effective immediately, the fee for construction management services shall only be assessed for work that under applicable law would require a building permit or construction permit.

     4. Expenses. Section 2.(a)(iii)(A) of the Lease is amended to provide that Expenses will include all costs and expenses directly related to the Building and Land for Operating and cleaning tenant, common and public areas, for utilities, for the payment of salaries and fringe benefits for personnel below the grade of building manager (expressly excluding salaries and fringe benefits for the Building's managing agent's administrative personnel), for removing snow, ice, and debris, and costs of property damage for Shell and Core and Tenant Improvements, and liability, rent loss and other insurance. Effective January 1, 2005, Section 2.(a)(iii)(G) of the Lease is amended to provide that Expenses will include a management fee for the managing agent of the Building of three percent (3%) of Landlord's gross receipts from operation of the Building.

     5. Real Estate Brokers. This Amendment is part of a larger transaction in which Tenant extended and amended existing leases in the properties commonly known as One Overlook Point, Two Overlook Point and Three Overlook Point, Lincolnshire Corporate Center, Lincolnshire, Illinois. Van Vlissingen and Co., a firm affiliated with Landlord, and U.S. Equities Realty, LLC acted as brokers and advisors in the larger transaction. The only commissions due Van Vlissingen and Co. and U.S. Equities Realty, LLC are those set forth in that certain First Amendment to Lease of even date herewith between LaSalle Bank National Association, not personally but as Successor Trustee to American National Bank and Trust Company of Chicago under Trust Agreement dated July 14, 1995 and known as Trust No. 120607-03 and Tenant for the premises currently known as Two Overlook Point, Lincolnshire Corporate Center, Lincolnshire, Illinois (the "Two Overlook Amendment"). Tenant represents that it has dealt only with Van Vlissingen and Co. and U.S. Equities Realty, LLC as broker in connection with this Amendment, and that, insofar as Tenant knows, no other broker negotiated this Amendment or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders in connection with its participating with Tenant in the negotiating of this Amendment and from any claim by U.S. Equities Realty, LLC for a commission greater or payable at different times than provided in the Two Overlook Amendment.

     6. Exercise of Option to Extend. For all purposes under the Lease, this amendment shall be deemed to exercise the first of the two options to extend provided to Tenant in Section S.6 of the Lease, and to the extent the terms of this Amendment are inconsistent with the terms provided for the first extension under Section S-6 of the Lease, this Amendment shall control.

     7. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

     8. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no known claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any known liability arising under the Lease prior to the date hereof.

     9. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Building, the Land and the Premises to the terms of this Amendment and for no other purpose whatsoever, and in case of default hereunder by any Landlord (or default through, under, or by any of its agents or representatives), the Tenant shall look solely to the interests of such Landlord in the Building and Land; that neither Landlord nor LaSalle Bank National Association, as Trustee aforesaid, shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, LaSalle Bank National Association, as Trustee aforesaid, or any beneficiaries under any land trust which may become the owner of the Building, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through, or under Tenant; and that this Amendment is executed and delivered by the undersigned Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

                                     LANDLORD:

                                     LA SALLE BANK NATIONAL ASSOCIATION, not
                                     personally, but as Trustee aforesaid, by its beneficiary

                                         OVERLOOK ASSOCIATES, by its general
                                         partners

                                            HEWITT HOLDINGS LLC

                                            By: /s/ C.L. Connolly III
                                                --------------------------------
                                                Its: Authorized Representative
                                                     ---------------------------



                                            TOWER PARKWAY ASSOCIATES, L.L.C.

                                            By: L.L.L. Partnership, a duly
                                            authorized member

                                            By:  /s/ Charles R. Lande
                                                --------------------------------
                                                          Partner

                                             TENANT:

                                             HEWITT ASSOCIATES LLC

                                             By: /s/ C.L. Connolly III
                                                 -------------------------------
                                                 Its: Authorized Representative
                                                      --------------------------